Exhibit 10.20

LOAN AND SECURITY AGREEMENT

SILVERBACK ENTERPRISE GROUP, INC.

VISIONAEL CORPORATION

and

POWERSTEERING SOFTWARE, INC.

This LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of March 5, 2012, among Comerica Bank (“Bank”), Silverback Enterprise Group, Inc., a Delaware corporation (“Silverback”), Visionael Corporation, a Delaware corporation (“Visionael”) and PowerSteering Software, Inc., a Delaware corporation (“PowerSteering” and collectively with Silverback and Visionael, the “Borrowers” and each individually a “Borrower”).

RECITALS

A. Borrowers wish to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrowers.

B. This Agreement sets forth the terms on which Bank will advance credit to Borrowers, and Borrowers will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A. Any term used in the Code and not defined herein shall have the meaning given to the term in the Code.

1.2 Accounting Terms. Any accounting term not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules.

2. LOAN AND TERMS OF PAYMENT.

2.1 Credit Extensions.

(a) Promise to Pay. Each Borrower promises to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrowers, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof. Each Borrower acknowledges and agrees that, subject to the provisions of this Agreement, any Borrower, acting alone, can borrow up to the full amount of the Credit Extensions available under this Agreement. Each Borrower will be jointly and severally liable for all Credit Extensions made under this Agreement to any other Borrower.

(b) Term Loan Advances.

(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Term Loan Advances to Borrowers. Borrowers, or any of them, may request Term Loan Advances from the date hereof through September 5, 2012. The aggregate outstanding amount of Term Loan Advances shall not exceed the Term Loan. The proceeds of the Term Loan shall be used by Borrowers to reimburse Borrowers for cash expended in Silverback’s acquisition of PowerSteering and to repay Subordinated Debt owed by Silverback to John T. McDonald.

(ii) Interest shall accrue from the date of each Term Loan Advance at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Any Term Loan Advances that are outstanding on September 5, 2012 shall be payable in forty eight (48) equal monthly installments of principal, plus all accrued interest, beginning on October 1, 2012, and continuing on the same day of each month thereafter until the Term Loan Maturity Date, when all outstanding principal and accrued interest shall be paid in full. Term Loan Advances, once repaid, may not be reborrowed. Borrowers may prepay any Term Loan Advances without penalty or premium.

(iii) When a Borrower desires to obtain a Term Loan Advance, such Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Central time (1:30 p.m. Central time for wire transfers) on the Business Day the Term Loan Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer of any Borrower or its designee. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer of any Borrower or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.

2.2 [Reserved.]

2.3 Interest Rates, Payments, and Calculations.

(a) Interest Rate. Except as set forth in Section 2.3(b), Term Loan Advances shall bear interest, on the outstanding daily balance thereof, as set forth in the Prime Referenced Rate Addendum to Loan Security Agreement attached hereto as Exhibit E (“Interest Rate Addendum”).

(b) Late Fee; Default Rate. If any payment is not made within 10 days after the date such payment is due, Borrowers shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

(c) Payments. Except as set forth in the Interest Rate Addendum, interest hereunder shall be due and payable on the first (1st) Business Day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of any Borrower’s deposit accounts or against the Term Loan, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.

(d) Computation. With respect to Obligations bearing interest at the Prime Rate, in the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

2.4 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as any Borrower specifies. After the occurrence and during the continuance of an Event of Default, Bank shall have the right, in its sole discretion, to immediately apply any wire transfer of funds, check, or other item of payment Bank may receive to conditionally reduce Obligations, but such applications of funds shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Central time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5 Fees. Borrowers shall pay to Bank the following:

(a) Facility Fee. On the Closing Date, a fee equal to $30,000.00, which shall be nonrefundable; and

(b) Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, and, after the Closing Date, all Bank Expenses, as and when they become due.

2

2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 13.8, shall continue in full force and effect for so long as any Obligations (other than inchoate indemnity obligations) remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

3. CONDITIONS OF LOANS.

3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Agreement, executed by Borrowers;

(b) an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c) such UCC and other filings as Bank determines are necessary to perfect all security interests granted to Bank by Borrowers and Tenrox US;

(d) intellectual property security agreements, executed by each Borrower and Tenrox US;

(e) the Interest Rate Addendum, executed by Borrowers;

(f) the Itemization of Amount Financed Disbursement Instructions, executed by Borrowers;

(g) a Security Agreement executed by Tenrox US;

(h) an Unconditional Guaranty executed by Tenrox US;

(i) an Amendment to and Affirmation of Subordination Agreement executed by John T. McDonald;

(j) an officer’s certificate of Tenrox US with respect to, among other things, incumbency and resolutions authorizing the execution and delivery of a guaranty, intellectual property security agreement, security agreement and related documents;

(k) for (i) the location with the address 401 Congress Avenue, 29th Floor, Suite 2950, Austin, Texas 78701 and (ii) each other collateral location or warehouse location of any Borrower or Guarantor or any Collateral location not owned by any Borrower or any Guarantor where the aggregate value of Collateral at such locations is in excess of $250,000.00, a landlord subordination agreement, collateral access agreement or bailment waiver, executed by the landlord, warehouseman or bailee of such location, as applicable, together with a copy of the lease, warehouse or bailment agreement for each such location, as applicable;

(l) payment of the fees and Bank Expenses then due specified in Section 2.5;

(m) current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

(n) current financial statements and other updated financial information as Bank may reasonably request;

(o) current Compliance Certificate in accordance with Section 6.2;

(p) a Warrant to purchase Silverback’s stock, in form and substance satisfactory to Bank, together with a copy of (i) Silverback’s current capitalization table and (ii) Silverback’s investors current rights agreement;

3

(q) the certificate(s) evidencing the Shares, together with an original instrument of assignment for each certificate evidencing the Shares, duly executed in blank by the applicable Borrower, except for certificate(s) evidencing Shares of Tenrox UK and the corresponding instrument(s) of assignment which shall be delivered pursuant to Section 6.12;

(r) an Itemization of Amount Finance Disbursement Instructions, executed by Borrowers;

(s) an Automatic Debit Authorization; and

(t) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

(a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

(b) the representations and warranties contained in Article 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrowers on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

4. CREATION OF SECURITY INTEREST.

4.1 Grant of Security Interest. Each Borrower grants and pledges to Bank a continuing security interest in the Collateral, now existing or hereafter acquired, to secure prompt repayment of any and all Obligations and to secure prompt performance by such Borrower of each of its, and all other Borrowers’ covenants and duties under the Loan Documents (other than any warrant issued by any Borrower to Bank). Except as set forth in the Schedule and for Permitted Liens that are not required to be subordinate to Bank’s Liens, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Notwithstanding any termination of this Agreement, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations (other than inchoate indemnity obligations) are outstanding.

4.2 Perfection of Security Interest. Each Borrower authorizes Bank to file at any time financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of such Borrower of the kind pledged hereunder, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether such Borrower is an organization, the type of organization and any organizational identification number issued to such Borrower, if applicable. Any such financing statements may be filed by Bank at any time in any jurisdiction whether or not Revised Article 9 of the Code is then in effect in that jurisdiction. Each Borrower shall from time to time endorse and deliver to Bank, at the request of Bank, all Negotiable Collateral and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfection of Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Borrowers shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in possession of a third party, Borrowers shall take such steps as Bank reasonably requests for Bank (i) to obtain an acknowledgment, in form and substance satisfactory to Bank, of the bailee of any Collateral with an aggregate book value in excess of Two Hundred Fifty Thousand Dollars ($250,000.00), that the bailee holds such Collateral for the benefit of Bank; provided, however, the aggregate book value of all such Collateral locations not subject to the preceding requirement shall not exceed Five Hundred Thousand Dollars ($500,000.00) at any time, and (ii) to obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Revised Article 9 of the Code) by causing

4

the securities intermediary or depositary institution or issuing bank to execute a control agreement in form and substance satisfactory to Bank. No Borrower will create any chattel paper in which such Borrower is a lessor or secured party without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper. Borrowers, or any of them, from time to time may deposit with Bank specific cash collateral to secure specific Obligations; each Borrower authorizes Bank to hold such specific balances in pledge and to decline to honor any drafts thereon or any request by such Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the specific Obligations are outstanding.

4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during each Borrower’s usual business hours but no more than once a year (unless an Event of Default has occurred and is continuing), to inspect such Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify such Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

4.4 Shares. Each Borrower hereby pledges, assigns and grants to Bank a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and non-cash proceeds of the foregoing, as security for the performance of the Obligations. The certificate or certificates for the Shares, as relevant, will be delivered to Bank upon the Closing Date, accompanied by an instrument of assignment duly executed in blank by each applicable Borrower. To the extent required by the terms and conditions governing the Shares, the applicable Borrower shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Bank may effect the transfer of any securities included in the Collateral into the name of Bank and cause new certificates representing such securities to be issued in the name of Bank or its transferee. Each Borrower will execute and deliver such documents, and take or cause to be taken such actions, as Bank may reasonably request to perfect or continue the perfection of Bank’s security interest in the Shares and securities constituting Collateral. Unless an Event of Default shall have occurred and be continuing, the applicable Borrower shall be entitled to exercise any voting rights with respect to the Shares or other securities and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights to vote and give consents, waivers and ratifications shall terminate upon the occurrence and continuance of an Event of Default.

5. REPRESENTATIONS AND WARRANTIES.

Each Borrower represents and warrants as follows:

5.1 Due Organization and Qualification. Such Borrower and each of its Subsidiaries is an entity duly existing under the laws of the jurisdiction in which it is incorporated or organized, as applicable, and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within such Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in such Borrower’s organizational documents, nor will they constitute an event of default under any material agreement by which such Borrower is bound. Such Borrower is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.

5.3 Collateral. Such Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens and restrictions created under this Agreement. All Collateral is located solely in the Collateral Locations. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule, none of the Collateral consisting of deposit or investment accounts is maintained or invested with a Person other than Bank or Bank’s Affiliates, provided that accounts at Bank Affiliates are governed by a control agreement in form and substance acceptable to Bank.

5

5.4 Intellectual Property Collateral. Such Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by such Borrower to its customers in the ordinary course of business. To the best of such Borrower’s knowledge, each of the Copyrights, Trademarks and Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made to such Borrower in writing that any part of the Intellectual Property Collateral violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect. Except as set forth in the Schedule, such Borrower’s rights as a licensee of intellectual property do not give rise to more than 5% of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.

5.5 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, such Borrower has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement, or such other name as Borrowers have given notice of in accordance with Section 7.2. The chief executive office of such Borrower is located in the Chief Executive Office Location at the address indicated in Section 10 hereof or such other address as Borrower has given notice of in accordance with Section 7.2.

5.6 Actions, Suits, Litigation, or Proceedings. Except as set forth in the Schedule, there are no actions, suits, litigation or proceedings, at law or in equity, pending by or against such Borrower or any Subsidiary of such Borrower before any court, administrative agency, or arbitrator in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect.

5.7 No Material Adverse Change in Financial Statements. All consolidated and consolidating financial statements related to such Borrower and any Subsidiary of such Borrower that are delivered by such Borrower to Bank fairly present in all material respects such Borrower’s consolidated and consolidating financial condition as of the date thereof and such Borrower’s consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating financial condition of such Borrower since the date of the most recent of such financial statements submitted to Bank.

5.8 Solvency, Payment of Debts. Such Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of such Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and such Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement.

5.9 Compliance with Laws and Regulations. Such Borrower and each of its Subsidiaries have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from such Borrower’s failure to comply with ERISA that is reasonably likely to result in such Borrower incurring any liability that could reasonably be expected to have a Material Adverse Effect. Such Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Such Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Such Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act, or any other applicable federal, provincial, territorial, state, local or foreign law dealing with such matters Such Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Such Borrower has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. Such Borrower and each Subsidiary of such Borrower have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect.

5.10 Subsidiaries. Such Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments and except as set forth on the Schedule.

5.11 Government Consents. Such Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of such Borrower’s business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

6

5.12 Inbound Licenses. Except as disclosed on the Schedule, such Borrower is not a party to, nor is bound by, any material inbound license or other agreement, the failure, breach, or termination of which could reasonably be expected to cause a Material Adverse Effect, or that prohibits or otherwise restricts such Borrower from granting a security interest in such Borrower’s interest in such license.

5.13 Full Disclosure. No representation, warranty or other statement made by such Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by such Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

5.14 No Material Adverse Effect. No Material Adverse Effect or event reasonably expected to cause a Material Adverse Effect has occurred.

5.15 Shares. Each Borrower has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit any Borrower from pledging the Shares pursuant to this Agreement. There are no subscriptions, warrants, rights of first refusal or other restrictions on, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. To the best of each Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and no Borrower knows of any reasonable grounds for the institution of any such proceedings

6. AFFIRMATIVE COVENANTS.

Each Borrower covenants that, until payment in full of all outstanding Obligations (other than inchoate indemnity obligations), and for so long as Bank may have any commitment to make a Credit Extension hereunder, such Borrower shall do all of the following:

6.1 Good Standing and Government Compliance. Such Borrower shall maintain its, and each of its Subsidiaries’ limited liability company or corporate, as applicable, existence and good standing in its respective state or jurisdiction of organization or incorporation, as applicable, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and shall furnish to Bank the organizational identification number issued to such Borrower by the authorities of the jurisdiction in which such Borrower is organized, if applicable. Such Borrower shall meet, and shall cause each of its Subsidiaries to meet, as applicable, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply in all material respects with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder where the failure to do so could reasonably be expected to have a Material Adverse Effect. Such Borrower shall comply, and shall cause each of its Subsidiaries to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect.

6.2 Financial Statements, Reports, Certificates. Such Borrower shall deliver or cause to be delivered to Bank: (i) as soon as available, but in any event within thirty (30) days after the end of each calendar month, commencing with the calendar month ending May 31, 2012, a company prepared consolidated and consolidating balance sheet, income statement and statement of cash flows covering such Borrower’s and its Subsidiaries’ operations during such period, prepared in accordance with GAAP, and in a form reasonably acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but in any event within one hundred fifty (150) days after the end of Silverback’s fiscal year, audited consolidated and consolidating financial statements of Silverback and its consolidated Subsidiaries prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of

7

an independent certified public accounting firm reasonably acceptable to Bank; (iii) if applicable, copies of all statements, reports and notices sent or made available generally by such Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (iv) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened in writing against such Borrower, any Subsidiary or any Guarantor that could result in damages or costs to such Borrower, any Subsidiary or any Guarantor of One Hundred Thousand Dollars ($100,000.00) or more; (v) promptly upon receipt, each management letter prepared by such Borrower’s independent certified public accounting firm regarding such Borrower’s management control systems; (vi) as soon as available, but in any event not later than December 31 of each year, Silverback’s financial and business projections and budget for the immediately following year, which projections shall include a consolidated and consolidating balance sheet, income statement and statement of cash flows, with evidence of approval thereof by Silverback’s board of directors; (vii) such budgets, sales projections, operating plans or other financial information generally prepared by such Borrower in the ordinary course of business as Bank may reasonably request from time to time; and (viii) within thirty (30) days of the last day of each fiscal quarter, a report signed by such Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that such Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in such Borrower’s Intellectual Property Collateral, including but not limited to any subsequent ownership right of such Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of any Intellectual Property Security Agreement delivered to Bank by such Borrower in connection with this Agreement.

(a) Within thirty (30) days after the last day of each month, Visionael and Power Steering shall deliver to Bank aged listings by invoice date of their respective accounts receivable and accounts payable, which shall be certified by a Responsible Officer of such Borrower.

(b) Within thirty (30) days after the last day of each month, Borrowers shall deliver or cause to be deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer of Silverback in substantially the form of Exhibit D hereto.

(c) Within three (3) Business Days after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer of Borrowers setting forth details of the Event of Default, and the action which Borrowers have taken or propose to take with respect thereto.

(d) Bank shall have a right from time to time hereafter to audit each Borrower’s Accounts and appraise Collateral at Borrowers’ expense, provided that such audits will be conducted no more often than one every twelve (12) months, unless an Event of Default has occurred and is continuing.

Borrowers may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If any Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or .pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, the intellectual property report, and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.

6.3 Inventory; Returns. Such Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between any Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of such Borrower, as they exist on the Closing Date. Each Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims involving more than One Hundred Thousand Dollars ($100,000.00).

6.4 Taxes. Such Borrower shall make, and cause each of its Subsidiaries to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that such Borrower or a Subsidiary of such Borrower has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that such Borrower or a Subsidiary of such Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by such Borrower or its Subsidiary, as applicable.

8

6.5 Insurance.

(a) Such Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where such Borrower’s business is conducted on the date hereof. Each Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to such Borrower’s.

(b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason with the exception of non-payment of premium Borrowers shall immediately provide Bank with copies of any notices of policy cancellation Borrower receives from an insurer. Upon Bank’s request, such Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at such Borrower’s option, be payable to such Borrower to replace the property subject to the claim or otherwise acquire property useful to the business of each Borrower, provided that if such property constituted Collateral any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest, subject to Permitted Liens that are not required to be subordinate to Bank’s Liens. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy to the extent such proceeds constitute Collateral, shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.

6.6 Accounts. On or before the date that is ninety (90) days after February 10, 2012, such Borrower and each Guarantor shall maintain all of their depository and operating accounts with Bank and their investment accounts with Bank or Bank’s Affiliates covered by a control agreement in form and substance reasonably acceptable to Bank.

6.7 Financial Covenants.

(a) Minimum Cash. Silverback shall maintain at all times, on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering, Visionael, and Tenrox Canada, Cash at Bank of not less than the Minimum Cash Amount. Each Borrower authorizes Bank to decline to honor any drafts upon such Borrower’s accounts with Bank or any requests by such Borrower or any other Person to pay or otherwise transfer any part of funds held in such accounts if (i) the aggregate balance of such accounts is less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time, or (ii) honoring such drafts or requests would cause the aggregate balance of such accounts to be, less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time.

(b) Fixed Charge Coverage Ratios.

(i) Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering and Visionael, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2012, a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00.

(ii) PowerSteering and Visionael shall maintain on a combined basis, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2012, a Fixed Charge Coverage Ratio of not less than 1.15 to 1.00.

(c) Debt to EBITDA Ratios.

(i) Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering and Visionael, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2012, a ratio of Indebtedness to EBITDA of not more than 2.75 to 1.00. For the purpose of calculating this covenant, “Indebtedness” shall not include Contingent Obligations.

9

(ii) PowerSteering and Visionael shall maintain on a combined basis, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2012, a ratio of Indebtedness to EBITDA of not more than 2.75 to 1.00. For the purpose of calculating this covenant, “Indebtedness” shall not include Contingent Obligations.

6.8 Registration of Intellectual Property Rights.

(a) Such Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registrable intellectual property rights now owned or hereafter developed or acquired by such Borrower, to the extent that such Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

(b) Such Borrower shall promptly give Bank written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any.

(c) Such Borrower shall (i) give Bank not less than thirty (30) days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed; (ii) prior to the filing of any such applications or registrations, execute such documents as Bank may reasonably request for Bank to maintain its perfection in such intellectual property rights to be registered by such Borrower; (iii) upon the request of Bank, either deliver to Bank or file such documents simultaneously with the filing of any such applications or registrations; (iv) upon filing any such applications or registrations, promptly provide Bank with a copy of such applications or registrations together with any exhibits, evidence of the filing of any documents requested by Bank to be filed for Bank to maintain the perfection and priority of its security interest in such intellectual property rights, and the date of such filing.

(d) Such Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect and maintain the perfection and priority of Bank’s security interest in the Intellectual Property Collateral.

(e) Such Borrower shall use commercially reasonably efforts to (i) protect, defend and maintain the validity and enforceability its material Trademarks, Patents, Copyrights, and trade secrets, (ii) detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public unless such Borrower, in each case, deems, in its reasonable business judgment, that it is in the best interest of such Borrower’s business to do otherwise or has obtained the written consent of Bank, which shall not be unreasonably withheld.

(f) Bank may audit such Borrower’s Intellectual Property Collateral to confirm compliance with this Section 6.8, provided such audit may not occur more often than once per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrowers’ sole expense, any actions that Borrower is required under this Section 6.8 to take but which Borrower fails to take, after fifteen (15) days’ notice to such Borrower. Borrowers shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.8.

6.9 Consent of Inbound Licensors. Prior to entering into or becoming bound by any material inbound license (other than over-the-counter software that is commercially available to the public), the failure, breach, or termination of which could reasonably be expected to cause a Material Adverse Effect, such Borrower shall: (i) provide written notice to Bank of the material terms of such agreement with a description of its likely impact on such Borrower’s business or financial condition; and (ii) in good faith take such actions as Bank may reasonably request to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (A) such Borrower’s interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future, and (B) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents, provided, however, that the failure to obtain any such consent or waiver shall not constitute a default under this Agreement.

10

6.10 Further Assurances. At any time and from time to time such Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

6.11 Creation/Acquisition of Foreign Subsidiaries. In the event any Borrower or any Subsidiary of a Borrower creates or acquires any Foreign Subsidiary, such Borrower or Subsidiary, as applicable, shall promptly notify Bank of the creation or acquisition of such Foreign Subsidiary and take, or cause to be taken, all such action as may be reasonably required by Bank to grant and pledge to Bank a perfected security interest in the stock, units or other evidence of ownership of such Foreign Subsidiary (not to exceed 65% of the equity securities of such Foreign Subsidiary), including, without limitation, delivery of original stock certificate(s) and membership certificate(s), as applicable.

6.12 Post Closing Condition. As soon as possible, but in any event by March 23, 2012, Borrowers shall provide, or cause to be provided, to Bank, each in form and content satisfactory to Bank, (a) the certificate(s) evidencing the Shares of Tenrox UK, and (b) an original instrument of assignment for each certificate evidencing the Shares of Tenrox UK, duly executed in blank by the applicable Borrower.

7. NEGATIVE COVENANTS.

Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until the outstanding Obligations (other than inchoate indemnity obligations) are paid in full or for so long as Bank may have any commitment to make any Credit Extensions, such Borrower will not do any of the following without Bank’s prior written consent, which shall not be unreasonably withheld:

7.1 Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, or subject to Section 6.6 of the Agreement, move cash balances on deposit with Bank to accounts opened at another financial institution, other than Permitted Transfers.

7.2 Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year; Change in Control. Change its name or the Borrower State or relocate its chief executive office without thirty (30) days prior written notification to Bank; replace its chief executive officer or chief financial officer without prompt prior written notification to Bank; engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by such Borrower; change its fiscal year end; or have a Change in Control.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary of such Borrower into another Subsidiary of such Borrower or into such Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, or enter into any agreement to do any of the same, except where (i) the cash consideration paid by such Borrower or its Subsidiaries in connection with such transactions do not in the aggregate exceed One Hundred Thousand Dollars ($100,000.00) during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) such Borrower is the surviving entity, if it is a party to the merger.

7.4 Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any of its Subsidiaries to do so, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on such Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.

11

7.5 Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that such Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of such Borrower’s property (a “Negative Pledge Covenant”) except for (i) Negative Pledge Covenants with respect to specific property subject to a Lien described in, and permitted by, subsection (c) of the defined term Permitted Liens, and (ii) Negative Pledge Covenants in merger or acquisition agreements, provided that (1) the counter-parties to such Negative Pledge Covenants do not receive a security interest in such Borrower’s property and (2) on or prior to the consummation of such acquisition or merger Borrower shall either be required to repay the Obligations in accordance with the provisions hereunder or Borrower shall have obtained Bank’s written consent to such acquisition or merger.

7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or repurchase of any capital stock, except that such Borrower may (i) repurchase the stock of former employees, directors and consultants pursuant to stock repurchase agreements in an aggregate amount not to exceed One Hundred Thousand Dollars ($100,000.00) during any fiscal year as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, and (ii) repurchase the stock of former employees, directors and consultants pursuant to stock repurchase agreements by the cancellation of indebtedness owed by such former employees to such Borrower regardless of whether an Event of Default exists, (iii) pay dividends in equity securities, (iv) convert any of its convertible securities (including warrants) into other securities pursuant to the terms of such convertible securities, and (v) make cash payments in lieu of the issuance of fractional shares; provided, that the aggregate amount of such payments made during a fiscal year, when added to the aggregate amount of payments made under clause (i) above during such fiscal year, does not exceed One Hundred Thousand Dollars ($100,000.00).

7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, or, subject to Section 6.6, maintain or invest any of its property consisting of deposit and investment accounts with a Person other than Bank or Bank’s Affiliates subject to a control agreement or permit any of its Subsidiaries to do so unless such Person has entered into a control agreement with Bank, in form and substance satisfactory to Bank, or suffer or permit any of its Subsidiaries to be a party to, or be bound by, an agreement that restricts such Subsidiary of such Borrower from paying dividends or otherwise distributing property to such Borrower. For the avoidance of doubt, Bank acknowledges and agrees that a control agreement governing any Borrower’s or any of its Subsidiaries’ accounts with Bank that are maintained in Canada is not required. Further, such Borrower shall not enter into any license or agreement with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of such Borrower except for (i) transactions that are in the ordinary course of such Borrower’s business, upon fair and reasonable terms that are no less favorable to such Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person; (ii) transactions with Subsidiaries that are permitted under Article 7 of this Agreement; (iii) employment or compensation arrangements and employee benefit plans approved by such Borrower’s board of directors and entered into in the ordinary course of Borrower’s business and (iv) equity investments (that are not in the form of notes without the prior written consent of Bank) with such Borrower’s existing investors provided that a Change in Control does not result.

7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt and the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision of any document evidencing such Subordinated Debt, except in compliance with the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision affecting Bank’s rights contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.

7.10 Inventory and Equipment. Store the Inventory or the Equipment having an aggregate book value in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) with a bailee, warehouseman, or similar third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment; provided, however, that the aggregate book value of all Equipment and Inventory at all locations not subject to the foregoing requirements shall not exceed Five Hundred Thousand Dollars ($500,000.00) at any time. Except for Inventory sold in the

12

ordinary course of business and movable items of personal property such as laptop computers and except for such other locations as Bank may approve in writing, such Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10, 25 First Street, Cambridge, MA 02141, 201 San Antonio Circle, Suite 235, Mountain View, CA 94040, 4150 S. 100th East Avenue, Suite 100, Tulsa, OK 74176, 760 Mission Court, Fremont CA 94539 and 21-27 Burlington Ave., Boston, MA 02215, and such other locations of which such Borrower gives Bank prior written notice and as to which Bank files a financing statement where needed to perfect its security interest.

7.11 No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.

8. EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrowers, or any of them, under this Agreement:

8.1 Payment Default. If any Borrower fails to pay any of the Obligations when due;

8.2 Covenant Default.

(a) If any Borrower fails to perform any obligation under Section 6.2, 6.4, 6.5, 6.6, 6.7, 6.11 or 6.12 or violates any of the covenants contained in Article 7 of this Agreement; or

(b) If any Borrower fails or neglects to perform any obligation under Section 6.1, 6.3, 6.8, 6.9 or 6.10 and has failed to cure such default within 10 days after any Borrower receives notice thereof or any officer of any Borrower becomes aware thereof; or

(c) If any Borrower fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between any Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten (10) days after any Borrower receives notice thereof or any officer of any Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrowers be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrowers shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, so long as Borrowers continue to diligently attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

8.3 Material Adverse Change. If there occurs any circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect;

8.4 Defective Perfection. If Bank shall receive at any time following the Closing Date an SOS Report indicating that except for Permitted Liens, Bank’s security interest in the Collateral is not prior to all other security interests or Liens of record reflected in the report;

8.5 Attachment. If any material portion of any Borrower’s or any of its Subsidiaries’ assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within five (5) days, or if any Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of any Borrower’s or any of its Subsidiaries’ assets, or if a notice of lien, levy, or assessment is filed of record with respect to any Borrower’s or any of its Subsidiaries’ assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within five (5) days after such Borrower or Subsidiary of such Borrower, as applicable, receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by such Borrower or a Subsidiary of such Borrower, as applicable (provided that no Credit Extensions will be made during such cure period);

13

8.6 Insolvency. If any Borrower or a Subsidiary of any Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by any Borrower or a Subsidiary of any Borrower, or if an Insolvency Proceeding is commenced against any Borrower or a Subsidiary of any Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.7 Other Agreements. If there is a default or other failure to perform in any agreement to which any Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) or that would reasonably be expected to have a Material Adverse Effect;

8.8 Subordinated Debt. If any Borrower or any of its Subsidiaries makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under the terms of any subordination agreement entered into with Bank;

8.9 Judgments; Settlements. If one or more (a) judgments, orders, decrees or arbitration awards requiring any Borrower and/or its Subsidiaries to pay an aggregate amount of Two Hundred Thousand Dollars ($200,000.00) or greater shall be rendered against any Borrower and/or its Subsidiaries and the same shall not have been vacated or stayed within ten (10) days thereafter (provided that no Credit Extensions will be made prior to such matter being vacated or stayed); or (b) settlements is agreed upon by any Borrower and/or its Subsidiaries for the payment by any Borrower and/or its Subsidiaries of an aggregate amount of Two Hundred Thousand Dollars ($200,000.00) or greater;

8.10 Misrepresentations. If any material misrepresentation or material misstatement exists when made or deemed made now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document; or

8.11 Guaranty. If any guaranty of all or a portion of the Obligations (a “Guaranty”) ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the “Guaranty Documents”), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the circumstances described in Sections 8.3 through 8.9 occur with respect to any guarantor.

9. BANK’S RIGHTS AND REMEDIES.

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by each Borrower:

(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.6 (insolvency), all Obligations shall become immediately due and payable without any action by Bank);

(b) Cease advancing money or extending credit to or for the benefit of Borrowers, or any of them, under this Agreement or under any other agreement between Borrowers, or any of them, and Bank;

(c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

14

(d) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Each Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Each Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any premises owned by a Borrower, such Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(e) Set off and apply to the Obligations any and all (i) balances and deposits of Borrowers, or any of them, held by Bank, and (ii) indebtedness at any time owing to or for the credit or the account of Borrowers, or any of them, held by Bank;

(f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, each Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, each Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit;

(g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any premises owned by a Borrower) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate. Bank may sell the Collateral without giving any warranties as to the Collateral. Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Bank sells any of the Collateral upon credit, Borrowers will be credited only with payments actually made by the purchaser, received by Bank, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrowers shall be credited with the proceeds of the sale;

(h) Bank may credit bid and purchase at any public sale;

(i) Apply for the appointment of a receiver, trustee, liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of any Borrower, any guarantor or any other Person liable for any of the Obligations;

(j) Bank may transfer to or to register on the books of any Issuer (or of any other Person maintaining records with respect to the Shares) in the name of Bank or any of its nominees any or all of the Shares; and

(k) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrowers.

Bank may comply with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, each Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as such Borrower’s true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse such Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign such Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to such Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting

15

the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) enter into a short-form intellectual property security agreement consistent with the terms of this Agreement for recording purposes only or modify, in its sole discretion, any intellectual property security agreement entered into between Borrowers, or any of them, and Bank without first obtaining such Borrower’s approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by such Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which such Borrower no longer has or claims to have any right, title or interest; and (h) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Borrower where permitted by law; provided Bank may exercise such power of attorney to sign the name of such Borrower on any of the documents described in clauses (g) and (h) above, regardless of whether an Event of Default has occurred. The appointment of Bank as each Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Bank’s obligation to provide advances hereunder is terminated.

9.3 Accounts Collection. At any time after the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to any Borrower of Bank’s security interest in such funds and verify the amount of such Account. Each Borrower shall collect all amounts owing to such Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

9.4 Bank Expenses. If Borrowers, or any of them, fail to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrowers: (a) make payment of the same or any part thereof; (b) set up such reserves under the Term Loan as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5 Bank’s Liability for Collateral. Bank has no obligation to clean up or otherwise prepare the Collateral for sale. All risk of loss, damage or destruction of the Collateral shall be borne by Borrowers.

9.6 No Obligation to Pursue Others. Bank has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Bank may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Bank’s rights against Borrowers, or any of them. Each Borrower waives any right it may have to require Bank to pursue any other Person for any of the Obligations.

9.7 Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on any Borrower’s part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given. Each Borrower expressly agrees that this Section 9.7 may not be waived or modified by Bank by course of performance, conduct, estoppel or otherwise.

9.8 Demand; Protest. Except as otherwise provided in this Agreement, each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations.

16

10. NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrowers or to Bank, as the case may be, at its addresses set forth below:

If to Borrowers:	c/o Silverback Enterprise Group, Inc.
Frost Tower, 29th Floor, Suite 2950
401 Congress Avenue
Austin, Texas 78701
Attn: Chief Financial Officer
FAX: (521) 721-1218

with a copy (which is not	Wilson Sonsini Goodrich & Rosati, Professional Corporation
Required to constitute notice	650 Page Mill Road
hereunder) to:	Palo Alto, CA 94304
Attn: Andrew J. Hirsch
Fax: (650) 493-6811

If to Bank:	Comerica Bank
M/C 7578
39200 Six Mile Rd.
Livonia, MI 48152
Attn: National Documentation Services

with a copy to:	Comerica Bank
300 W. Sixth St.
Suite 1300
Austin, TX 78701
Attn: Megan Kirk
FAX: (512) 427-7178

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each Borrower and Bank hereby submits to the exclusive jurisdiction of the State and Federal courts located in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

12. REFERENCE PROVISION.

12.1 In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

17

12.2 With the exception of the items specified in Section 12.3, below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Loan Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the Superior Court in the County where the real property involved in the action, if any, is located or in a County where venue is otherwise appropriate under applicable law (the “Court”).

12.3 The matters that shall not be subject to a reference are the following: (i) non-judicial foreclosure of any security interests in real or personal property, (ii) exercise of selfhelp remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.

12.4 The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.

12.5 The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

12.6 The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.7 Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.8 The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

18

12.9 If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.10 THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

13. GENERAL PROVISIONS.

13.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrowers, or any of them, without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion. Bank shall have the right without the consent of or notice to any Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

13.2 Indemnification. Borrowers shall defend, indemnify and hold harmless Bank and its officers, employees, and agents (each, an “Indemnified Person”) against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement and/or the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank, its officers, employees and agents as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrowers, or any of them, whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by an Indemnified Person gross negligence or willful misconduct.

13.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

13.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

13.5 Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.

13.6 Amendments in Writing, Integration. All amendments to or terminations of this Agreement or the other Loan Documents must be in writing signed by the parties. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents.

13.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

13.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations (other than inchoate indemnity obligations) remain outstanding or Bank has any obligation to make any Credit Extension to Borrowers, or any of them. The obligations of Borrowers to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 13.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

19

13.9 Confidentiality. In handling any confidential information, Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with Borrowers, or any of them, (ii) to prospective transferees or purchasers of any interest in the Obligations, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, (v) to Bank’s accountants, auditors and regulators, and (vi) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

14. CO-BORROWER PROVISIONS.

14.1 Primary Obligation. This Agreement is a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Bank and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all of all Credit Extensions were advanced to such Borrower. Bank may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers, including without limitation Disbursement Request Forms, Borrowing Base Certificates and Compliance Certificates. Furthermore, the successful operation of each Borrower is dependent on the continued successful performance of the integrated group of Borrowers, such that each Borrower will benefit from any Credit Extensions Bank makes to another Borrower.

14.2 Enforcement of Rights. Borrowers are jointly and severally liable for the Obligations and Bank may proceed against one or more of the Borrowers to enforce the Obligations without waiving its right to proceed against any of the other Borrowers.

14.3 Borrowers as Agents. Each Borrower appoints the other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers, to act as disbursing agent for receipt of any Credit Extensions on behalf of each Borrower and to apply to Bank on behalf of each Borrower for Credit Extensions, any waivers and any consents. This authorization cannot be revoked, and Bank need not inquire as to each Borrower’s authority to act for or on behalf of Borrower.

14.4 Subrogation and Similar Rights. Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 14.4 shall be null and void. If any payment is made to a Borrower in contravention of this Section 14.4, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

14.5 Waivers of Notice. Except as otherwise provided in this Agreement, each Borrower waives notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase the Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which the Borrower would otherwise be entitled. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Bank’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Bank from foreclosing on the Lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Borrower. Each Borrower also waives any defense arising from any act or omission of Bank that changes the scope of the Borrower’s risks hereunder.

20

14.6 Subrogation Defenses. Each Borrower hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Borrower and waives all benefits which might otherwise be available to it under California Civil Code Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, as those statutory provisions are now in effect and hereafter amended, and under any other similar statutes now and hereafter in effect.

14.7 Right to Settle, Release.

(a) The liability of Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Bank may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

(b) Without affecting the liability of any Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to a Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

14.8 Subordination. All indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Obligations and the Borrower holding the indebtedness shall take all actions reasonably requested by Lender to effect, to enforce and to give notice of such subordination.]

[signatures on following page]

21

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SILVERBACK ENTERPRISE GROUP, INC.

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	Chairman and CEO

VISIONAEL COPRORATION

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	President

POWERSTEERING SOFTWARE, INC.

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	President

COMERICA BANK

By:	/s/ PAUL GERLING
Name:	Paul Gerling
Title:	Senior Vice President

[Signature Page to Loan and Security Agreement]

EXHIBIT A

DEFINITIONS

“Accounts” means all presently existing and hereafter arising accounts, contract rights, payment intangibles and all other forms of obligations owing to any Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by any Borrower and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by any Borrower and each Borrower’s Books relating to any of the foregoing.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.

“Applicable Measuring Period” means, (i) with respect to the fiscal quarters ending June 30, 2012, September 30, 2012 and December 31, 2012, the period commencing on April 1, 2012, and ending on such date of determination, and (ii) with respect to the fiscal quarter ending March 31, 2013, and each fiscal quarter ending thereafter, the four fiscal quarter period then ending.

“Bank Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses, whether generated in-house or by outside counsel) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank’s reasonable attorneys’ fees and expenses (whether generated in-house or by outside counsel) incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

“Borrower State” means the State of Delaware, the laws of which each Borrower is incorporated under.

“Borrower’s Books” means all books and records of Borrowers including: ledgers; records concerning assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Cash” means unrestricted cash and cash equivalents.

“Change in Control” shall mean a transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of a Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of such Borrower, who did not have such power before such transaction.

“Chief Executive Office Location” means, (a) with respect to Silverback, Frost Tower, 401 Congress Avenue, 29th Floor, Suite 2950, Austin, TX 78701, (b) with respect to PowerSteering, 25 First Street, Cambridge, MA 02141, and (c) with respect to Visionael, 201 San Antonio Circle, Suite 235, Mountain View, CA 94040. “Closing Date” means the date of this Agreement.

“Code” means the California Uniform Commercial Code as amended or supplemented from time to time.

Exhibit A – Page 1

“Collateral” means:

(a) with respect to Silverback, the property described on Exhibit B-1 attached hereto and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B-1;

(b) with respect to PowerSteering, the property described on Exhibit B-2 attached hereto and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B-2; and

(c) with respect to Visionael, the property described on Exhibit B-2 attached hereto and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B-2;

in each case, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), (ii) is property where the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, or (iii) constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote.

“Collateral Location” means, (a) with respect to Silverback, Frost Tower, 401 Congress Avenue, 29th Floor, Suite 2950, Austin, TX 78701, (b) with respect to PowerSteering, 25 First Street, Cambridge, MA 02141, and (c) with respect to Visionael, 201 San Antonio Circle, Suite 235, Mountain View, CA 94040.

“Consolidated Net Income (or Deficit)” means the consolidated net income (or deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income.

“Consolidated Total Interest Expense” means with respect to any Person for any period, the aggregate amount of interest required to be paid or accrued by a Person and its Subsidiaries during such period on all Indebtedness of such Person and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any capitalized lease or any synthetic lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Credit Extension” means each Term Loan Advance or any other extension of credit by Bank to or for the benefit of Borrowers, or any of them, hereunder.

Exhibit A – Page 2

“EBITDA” means with respect to any Applicable Measuring Period an amount equal to the sum of (a) Consolidated Net Income of any Person for such period, plus (b) in each case to the extent deducted in the calculation of such Person’s Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expense, including without limit those expenses associated with granting stock options, plus (v) restructuring expenses incurred by such Person in an aggregate amount not exceeding Two Million Two Hundred Thousand Dollars ($2,200,000.00), plus (vi) deferred revenue of an acquired company that, due to the business combination, is not recognized as revenue of the acquiring company under GAAP and minus, to the extent added in computing Consolidated Net Income, and without duplication, non-cash tax credits of such Person for such period, all as determined in accordance with GAAP other than with respect to clause (v) above. EBITDA shall be calculated (w) for the three month period ending June 30, 2012, by multiplying EBITDA for such period by four (4), (x) for the six month period ending September 30, 2012, by multiplying EBITDA for such period by two (2), (y) for the nine month period ending December 31, 2012, by multiplying EBITDA for such period by four-thirds (4/3), and (z) on a trailing twelve month basis for all testing periods commencing with the quarter ending March 31, 2013 and thereafter.

“Environmental Laws” means all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other governmental or quasi-governmental authority or any agency pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which a Borrower has any interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“Fixed Charge Coverage Ratio” shall mean for any Applicable Measuring Period and with respect to any Person, the ratio of (i) the EBITDA of such Person for such period, to (ii) the sum of (A) the current portion of all long-term Indebtedness of such Person, plus (B) the Consolidated Total Interest Expense paid or accrued of such Person during such period, plus (C) all income taxes paid or payable during such period (other than income taxes properly deferred for payment in a subsequent period) by such Person. The Fixed Charge Coverage Ratio shall be calculated on an annualized basis in accordance with the EBITDA calculations for such period.

“Foreign Subsidiary” means any Subsidiary that is not a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company).

“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time.

“Guarantor” means Tenrox US and each Person that executed a guaranty in favor of Bank with respect to the Obligations, and “Guarantors” shall mean all of them.

“Indebtedness” means, with respect to any Person, (a) all indebtedness of such Person for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations of such Person, and (d) all Contingent Obligations of such Person.

“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

Exhibit A – Page 3

“Intellectual Property Collateral” means, with respect to each Borrower, all of such Borrower’s right, title, and interest in and to the following:

(a)	Copyrights, Trademarks and Patents;

(b)	Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)	Any and all design rights which may be available to such Borrower now or hereafter existing, created, acquired or held;

(d)	Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e)	All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(f)	All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(g)	All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

“Interest Rate Addendum” has the meaning assigned in Section 2.3(a).

“Inventory” means all present and future inventory in which a Borrower has any interest.

“Investment” means any beneficial ownership of (including stock, partnership or limited liability company interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Issuer” shall have the meaning given such term in Exhibit B-1 attached hereto.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrowers, or any of them, and any other document, instrument or agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means (i) a material adverse change in any Borrower’s business or financial condition (including without limitation, evidence of a lack of investor support and/or any Borrower’s inability to attract sufficient additional equity financing from its investors), or (ii) a material impairment in the prospect of repayment of all or any portion of the Obligations or in otherwise performing any Borrower’s obligations under the Loan Documents, (iii) a material impairment in the perfection, value or priority of Bank’s security interests in the Collateral.

“Minimum Cash Amount” shall initially mean $3,000,000.00. Borrowers’ undrawn availability under the Term Loan shall be included in the calculation of Borrowers’ “Cash” for the purpose of calculating compliance with the “Minimum Cash Amount”. Subject to the last sentence of this definition, on such date, if ever, as Silverback obtains on a consolidated basis with its consolidated Subsidiaries a Fixed Charge Coverage Ratio for the two fiscal quarter period then ending (calculated on an annualized basis) of at least 1.20 to 1.00, the “Minimum Cash Amount” shall reduce to $2,000,000.00. Subject to the last sentence of this definition, on such date, if ever, as Silverback obtains on a consolidated basis with its consolidated Subsidiaries a Fixed Charge Coverage Ratio for the four fiscal quarter period then ending of at least 1.20 to 1.00, the “Minimum Cash Amount” shall reduce to $1,000,000.00. Notwithstanding the foregoing, the Minimum Cash Amount reductions set forth above shall not take effect prior to October 5, 2012.

Exhibit A – Page 4

“Negotiable Collateral” means, with respect to any Borrower, all of such Borrower’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and such Borrower’s Books relating to any of the foregoing.

“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrowers, or any of them, pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrowers, or any of them, to others that Bank may have obtained by assignment or otherwise. Notwithstanding the foregoing, the term “Obligations” shall not include any of any Borrower’s obligations under any warrants issued to Bank.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Periodic Payments” means all installments or similar recurring payments that a Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrowers, or any of them, and Bank.

“Permitted Indebtedness” means:

(a)	Indebtedness of Borrowers, or any of them, in favor of Bank arising under this Agreement or any other Loan Document;

(b)	Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)	Indebtedness of each Borrower in an amount not to exceed One Hundred Thousand Dollars ($100,000.00) in any fiscal year secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(d)	(i) Indebtedness in favor of Bank arising in connection with the Tenrox Canada Loan Agreement and (ii) Indebtedness disclosed in the schedules thereto;

(e)	Indebtedness (i) of Tenrox US to the extent permitted under the Tenrox US Security Agreement and (ii) of Tenrox Canada to the extent permitted under the Tenrox Canada Loan Agreement;

(f)	Subordinated Debt;

(g)	Indebtedness to trade creditors incurred in the ordinary course of business; and

(h)	Indebtedness of any Borrower or its Subsidiaries permitted under clauses (d), (e) or (h) of the defined term “Permitted Investments”;

(i)	Indebtedness consisting of the endorsement of negotiable instruments for deposits or collection or similar transactions in the ordinary course of business;

(j)	Indebtedness incurred in connection with corporate credit cards; provided that the aggregate limit of all such cards does not exceed Fifty Thousand Dollars ($50,000.00) per Borrower at any time;

(k)	Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the applicable Borrower or its Subsidiary, as the case may be.

Exhibit A – Page 5

“Permitted Investment” means:

(a)	Investments existing on the Closing Date disclosed in the Schedule;

(b)	(i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) Bank’s or Bank’s Affiliates certificates of deposit maturing no more than one (1) year from the date of investment therein, and (iv) Bank’s or Bank’s Affiliates money market accounts;

(c)	Investments accepted in connection with Permitted Transfers;

(d)	Investments of any Borrower and/or its Subsidiaries in or to other Borrowers;

(e)	Investments of any Borrower and/or its Subsidiaries in or to Subsidiaries that are not both Guarantors and borrowers of Bank (including, without limitation, Tenrox US), not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate in any fiscal year;

(f)	Investments (other than Investments consisting of loans) of Subsidiaries that are not borrower of Bank in any Borrower;

(g)	Investments consisting of intercompany loans from Silverback to Tenrox Canada that are subordinated in writing to the debt owing by Tenrox Canada to Bank on terms reasonably acceptable to Bank (and identified as being such by Tenrox Canada and Bank);

(h)	Investments (i) of Tenrox US to the extent permitted under the Tenrox US Security Agreement and (ii) of Tenrox Canada to the extent permitted under the Tenrox Canada Loan Agreement;

(i)	Investments of each Borrower not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate in any fiscal year consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of a Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by such Borrower’s Board of Directors;

(j)	Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of a Borrower’s business;

(k)	Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (k) shall not apply to Investments of a Borrower in any Subsidiary;

(l)	Joint ventures or strategic alliances in the ordinary course of a Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that each Borrower shall be limited to cash Investments not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate in any fiscal year;

(m)	Investments permitted by Section 7.3 hereof; and

(n)	Other Investments in an aggregate amount not to exceed One Hundred Thousand Dollars ($100,000.00) per Borrower.

Exhibit A – Page 6

“Permitted Liens” means the following:

(a)	Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Advances) or arising under this Agreement or the other Loan Documents;

(b)	Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which the applicable Borrower maintains adequate reserves, provided the same have no priority over any of Bank’s security interests;

(c)	Liens securing obligations not to exceed One Hundred Thousand Dollars ($100,000.00) per Borrower in the aggregate (i) upon or in any Equipment (other than Equipment financed by a Credit Extension) acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(d)	Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

(e)	Liens (i) on the assets of Tenrox US to the extent permitted under the Tenrox US Security Agreement and (ii) on the assets of Tenrox Canada to the extent permitted under the Tenrox Canada Loan Agreement;

(f)	Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.5 (attachment) or 8.9 (judgments);

(g)	Until each Borrower’s and the Guarantor’s accounts are opened at Bank in accordance with Section 6.6, Liens in favor of other financial institutions arising in connection with a Borrower’s deposit accounts held at such institutions to secure standard fees for deposit services charged by, but not financing made available by such institutions;

(h)	Statutory and common law rights of set-off and other similar rights in connection with each Borrower’s accounts held at Bank’s Affiliates to secure standard fees for services charged by such institutions;

(i)	Carriers, warehousemen’s mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(j)	Deposits to secure the performance of bids, trade contracts (other than for borrowed money), contracts for the purchase of property, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case, incurred in the ordinary course of business and not representing an obligations for borrowed money;

(k)	Liens on insurance proceeds securing the payment of financed insurance premiums; and

(l)	Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods.

Exhibit A – Page 7

“Permitted Transfer” means the conveyance, sale, lease, license, transfer or disposition by a Borrower or any Subsidiary of:

(a)	Inventory in the ordinary course of business;

(b)	Non-exclusive licenses and similar arrangements for the use of the property of such Borrower or its Subsidiaries in the ordinary course of business;

(c)	Transfers from any Subsidiary that constitute a Permitted Investment or Permitted Liens;

(d)	Worn-out or obsolete Equipment not financed with the proceeds of a Credit Extension;

(e)	Other assets of such Borrower or its Subsidiaries that do not in the aggregate exceed One Hundred Thousand Dollars ($100,000.00) per Borrower during any fiscal year; or

(f)	Transfers (i) by Tenrox US to the extent permitted under the Tenrox US Security Agreement and (ii) by Tenrox Canada to the extent permitted under the Tenrox Canada Loan Agreement.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“PowerSteering” means PowerSteering Software, Inc., a Delaware corporation.

“Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank.

“Prohibited Territory” means any person or country listed by the Office of Foreign Assets Control of the United States Department of Treasury as to which transactions between a United States Person and that territory are prohibited.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of a Borrower.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“Securities Laws” means the Securities Act of 1933, as amended, and applicable state securities laws.

“Shares” means (i) sixty-five percent (65%) of the issued and outstanding capital stock, membership units, partnership interests or other securities owned or held of record by a Borrower in any of its Subsidiaries or affiliate of a Borrower which is not an entity organized under the laws of the United States or any territory thereof, and (ii) one hundred percent (100%) of the issued and outstanding capital stock, membership units, partnership interest or other securities owned or held of record by Borrower in any of its Subsidiaries or affiliate of a Borrower which is an entity organized under the laws of the United States or any territory thereof.

“SOS Reports” means the official reports from the Secretaries of State of each Collateral State, Chief Executive Office State and the Borrower State and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report.

“Subordinated Debt” means any debt incurred by Borrowers, or any of them, that is subordinated in writing to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by the applicable Borrower or Borrowers and Bank).

Exhibit A – Page 8

“Subsidiary” means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than 50% of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by such a Borrower, either directly or through an Affiliate.

“Tenrox Canada” means Tenrox Inc., a Canadian corporation constituted under the Canada Business Corporations Act.

“Tenrox Canada Loan Agreement” means that certain Loan and Security Agreement dated as of February 10, 2012, by and between Bank and Tenrox Canada.

“Tenrox UK” means TENROX LTD, a private company limited by shares formed under the laws of England and Wales.

“Tenrox US” means Tenrox Inc., a Delaware corporation.

“Tenrox US Security Agreement” means that certain Security Agreement dated as of March 5, 2012 by and between Tenrox US and Bank.

“Term Loan Advance(s)” means a cash advance or cash advances under the Term Loan.

“Term Loan” means a Credit Extension of up to Six Million Dollars ($6,000,000.00).

“Term Loan Maturity Date” means September 5, 2016.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of a Borrower connected with and symbolized by such trademarks.

“Visionael Corporation” means Visionael Corporation, a Delaware corporation.

Exhibit A – Page 9

DEBTOR:	SILVERBACK ENTERPRISE GROUP, INC.

SECURED PARTY:	COMERICA BANK

EXHIBIT B-1

COLLATERAL DESCRIPTION ATTACHMENT

TO LOAN AND SECURITY AGREEMENT

All personal property of Silverback Enterprise Group, Inc. (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) counts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) of the equity interests of each Subsidiary of Debtor, including without limit the equity interests identified on Schedule 1 attached hereto (or any addendum thereto), all equity interests of the Persons identified as Issuers on Schedule 1 attached hereto (each an “Issuer”), and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, the equity interests of Issuer; to the extent of Debtor’s interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase shares of stock of any Person in which a Debtor acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of Debtor; the certificates or instruments representing such additional shares, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares (collectively, the “Pledged Interests”).

(c) common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as “Bank” or “Secured Party”) to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(d) trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(e) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(f) any and all cash proceeds and/or non-cash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include (i) any property that is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), (ii) any property where the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, or (iii) any intent-to-use trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such intent-to-use trademark would be contrary to applicable law, or (iv) any property that constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote.

Terms not specifically defined herein shall have the meanings ascribed to such terms in that certain Loan and Security Agreement dated as of March 5, 2012 between Debtor, PowerSteering Software, Inc., Visionael Corporation, and Secured Party, as it may be amended, restated, replaced and supplemented from time to time.

11

DEBTOR:	POWERSTEERING SOFTWARE, INC.

SECURED PARTY:	COMERICA BANK

EXHIBIT B-2

COLLATERAL DESCRIPTION ATTACHMENT

TO LOAN AND SECURITY AGREEMENT

All personal property of PowerSteering Software, Inc. (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as “Bank” or “Secured Party”) to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e) any and all cash proceeds and/or non-cash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include (i) any property that is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), (ii) any property where the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) any intent-to-use trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such intent-to-use trademark would be contrary to applicable law, (iv) any property that constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, or (v) the specific equipment of Debtor subject to one of the equipment leases described below (each, an “Equipment Lease”), so long as such equipment is subject to a lien in favor of the applicable lessor under such Equipment Lease, but only to the extent of the unpaid balance on such Equipment Lease: (a) Buccaneer Financial Group, Inc. under lease agreement no. BFG452, (b) M2 Lease Funds LLC under lease proposal no. 34137, (c) IBM Credit LLC, as assignee of Arrow Electronics Global Financial Solutions, Inc., under lease no. VP0F37790, (d) Key Equipment Finance Inc. under lease agreement no. 1800061628, (e) Key Equipment Finance Inc. under lease agreement no. 1800063126, (f) Royal Bank America Leasing, L.P. under agreement no. 222654, and (g) NSF Leasing, Inc. under master equipment lease no. 2009-005.

Exhibit B – Page 1

DEBTOR:	VISIONAEL CORPORATION

SECURED PARTY:	COMERICA BANK

EXHIBIT B-3

COLLATERAL DESCRIPTION ATTACHMENT

TO LOAN AND SECURITY AGREEMENT

All personal property of Visionael Corporation (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as “Bank” or “Secured Party”) to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e) any and all cash proceeds and/or non-cash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include (i) any property that is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), (ii) any property where the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, or (iii) any intent-to-use trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such intent-to-use trademark would be contrary to applicable law, (iv) any property that constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, or (v) Debtor’s equity interests of Visionael ApS (Sweden).

Exhibit B – Page 3

EXHIBIT C

TECHNOLOGY & LIFE SCIENCES DIVISION

LOAN ANALYSIS

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M, C.S.T.

DEADLINE FOR WIRE TRANSFERS IS 1.30 P.M, C.S.T.

*At month end and the day before a holiday, the cut off time is 1:30 P.M., C.S.T.

**Subject to 3 day advance notice.

TO: Loan Analysis	DATE:	TIME:

FAX #: (512) 427-7178

EMAIL: tlstxcompliance@comerica.com

FROM:		TELEPHONE REQUEST (For Bank Use Only):
Borrower’s Name
The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
FROM:
Authorized Signer’s Name

FROM:
	Authorized Signature (Applicable Borrower)	Authorized Requester & Phone #

PHONE #
Received by (Bank ) & Phone #

FROM ACCOUNT#:
(please include Note number, if applicable)		Authorized Signature (Bank)

TO ACCOUNT#:
(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
Comp. Status: YES NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

The above signed Borrower, certifies, for itself and on behalf of all other Borrowers party to that certain Loan and Security Agreement dated as of March 5, 2012 among Silverback Enterprise Group, Inc., PowerSteering Software, Inc., Visionael Corporation, and Comerica Bank (as it may be amended, restated, replaced or modified from time to time, the “Agreement”), that: all representations and warranties of Borrowers stated in the Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate, including without limitation the representation that each Borrower has paid for and owns any equipment financed by Bank; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*	IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE) YES NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number
The items marked with an asterisk (*) are required to be completed.

*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Amount	$

Exhibit C – Page 1

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth St., Suite 1300
Austin, TX 78701
Fax: (512) 427-7178
EMAIL: tlstxcompliance@comerica.com

FROM: SILVERBACK ENTERPRISE GROUP, INC., VISIONAEL CORPORATION AND POWERSTEERING SOFTWARE, INC.

The undersigned authorized Officer of                                      (“Borrower”), for itself and on behalf of all other Borrowers party to that certain Loan and Security Agreement dated as of March 5, 2012, among Borrowers and Bank (the “Agreement”) hereby certifies that in accordance with the terms and conditions of the Agreement, (i) each Borrower is in complete compliance for the period ending with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except as noted below; provided however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes and with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited. Re Silverback Unqualified F/S	Annually, within 150 days of FYE	YES	NO
A/R & A/P Agings of PowerSteering and Visionael	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by 12/31	YES	NO
Intellectual Property Report	Quarterly, within 30 days	YES	NO
Audit	Annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrowers’ cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes> $100,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions> $100,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements>$250,000 (Sect. 8.7)	Notify promptly upon notice	YES	NO
Judgments Settlements > $200,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED

Minimum Cash Amount	See Section 6.7(a)	$	YES	NO
Consolidated Fixed Charge Coverage Ratio (Silverback)	1.20 to 1.00	:1.00	YES	NO
Combined Fixed Charge Coverage Ratio (PowerSteering and	1.15 to 1.00	:1.00	YES	NO
Visionael)
Consolidated Debt to EBITDA Ratio (Silverback)	2.75 to 1.00	:1.00	YES	NO
Combined Debt to EBITDA Ratio (PowerSteering and Visionael)	2.75 to 1.00	:1.00	YES	NO

FINANCIAL COVENANTS*	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$100,000	$	YES	NO
Permitted Indebtedness for credit cards	<$50,000	$	YES	NO
Permitted Investments for non-borrower subsidiaries	<$100,000	$	YES	NO
Permitted Investments for employee loans	<$100,000	$	YES	NO
Permitted Investments for joint ventures	<$100,000	$	YES	NO
Other Permitted Investments	<$100,000	$	YES	NO
Permitted Liens for equipment leases	<$100,000	$	YES	NO
Permitted Transfers	<$100,000	$	YES	NO

*	-- On a per Borrower basis.

[Continued on Following Page]

Exhibit D – Page 1

Please Enter Below Comments Regarding Violations and Exceptions to Representations and Warranties:

The undersigned further acknowledges that at any time Borrowers, or any of them, are not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

SILVERBACK ENTERPRISE GROUP, INC., for itself and on behalf of the

Borrowers party to that certain Loan and Security Agreement among Comerica Bank,

Silverback Enterprise Group, Inc., PowerSteering Software, Inc., and Visionael

Corporation

Authorized Signer
Name
Title

Exhibit D – Page 2

EXHIBIT E

INTEREST RATE ADDENDUM

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May     , 2012, among COMERICA BANK (“Bank”), SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation (“Silverback”), VISIONAEL CORPORATION, a Delaware corporation (“Visionael”) and POWERSTEERING SOFTWARE, INC., a Delaware corporation (“PowerSteering” and collectively with Silverback and Visionael, the “Borrowers” and each individually a “Borrower”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2012 (as it may be amended from time to time, the “Agreement”). The parties desire to amend the Agreement, in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Subsection (c) of the definition of “Permitted Indebtedness” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Indebtedness of each Borrower in an amount not to exceed One Hundred Thousand Dollars ($100,000.00) (or, with respect to PowerSteering only, and without duplication, One Hundred Fifty Thousand Dollars ($150,000.00)) in any fiscal year secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;”

2. Subsection (c) of the definition of “Permitted Liens” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Liens securing obligations not to exceed One Hundred Thousand Dollars ($100,000.00) (or, with respect to PowerSteering only, and without duplication, One Hundred Fifty Thousand Dollars ($150,000.00)) per Borrower in the aggregate (i) upon or in any Equipment (other than Equipment financed by a Credit Extension) acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;”

3. Section 6.6 of the Agreement is amended and restated to read in its entirety as follows:

“6.6 Accounts. On or before May 31, 2012, such Borrower and each Guarantor shall maintain all of their depository and operating accounts with Bank and their investment accounts with Bank or Bank’s Affiliates covered by a control agreement in form and substance reasonably acceptable to Bank.”

4. The “.” at the end of Section 8.11 is deleted and replaced with “; and”, and new Section 8.12 is added to the Agreement, to read in its entirety as follows:

“8.12 Cross-Default. Tenrox Canada defaults in the payment of any obligations for borrowed money from the Bank (whether by acceleration or otherwise), including, without limitation any obligations under that certain Loan and Security Agreement dated as of February 10, 2012, between Bank and Tenrox Canada, as it may be amended, restated, replaced or supplemented from time to time, and continuance thereof beyond any applicable period of cure provided with respect thereto, or in the observance or performance of any conditions, covenants or agreements related to or agreed to with respect to any such obligations for borrowed money from the Bank, which continues beyond any applicable period of cure.”

5. Exhibit D to the Agreement is deleted and replaced with Exhibit D attached hereto.

6. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

8. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

9. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any Borrower’s accounts; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

SILVERBACK ENTERPRISE GROUP, INC.

By:
Name:
Title:

VISIONAEL COPRORATION

By:
Name:
Title:

POWERSTEERING SOFTWARE, INC.

By:
Name:
Title:

“Bank”

COMERICA BANK

By:
Name:
Title:

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth St., Suite 1300
Austin, TX 78701
Fax: (512) 427-7178
EMAIL: tlstxcompliance@comerica.com

FROM: SILVERBACK ENTERPRISE GROUP, INC., VISIONAEL CORPORATION AND POWERSTEERING SOFTWARE, INC.

The undersigned authorized Officer of                                      (“Borrower”), for itself and on behalf of all other Borrowers party to that certain Loan and Security Agreement dated as of March 5, 2012, among Borrowers and Bank (the “Agreement”) hereby certifies that in accordance with the terms and conditions of the Agreement, (i) each Borrower is in complete compliance for the period ending with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except as noted below; provided however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes and with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited. Re Silverback Unqualified F/S	Annually, within 150 days of FYE	YES	NO
A/R & A/P Agings of PowerSteering and Visionael	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by 12/31	YES	NO
Intellectual Property Report	Quarterly, within 30 days	YES	NO
Audit	Annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrowers’ cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes> $100,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions> $100,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements>$250,000 (Sect. 8.7)	Notify promptly upon notice	YES	NO
Judgments Settlements > $200,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED

Minimum Cash Amount	See Section 6.7(a)	$	YES	NO
Consolidated Fixed Charge Coverage Ratio (Silverback)	1.20 to 1.00	:1.00	YES	NO
Combined Fixed Charge Coverage Ratio (PowerSteering and	1.15 to 1.00	:1.00	YES	NO
Visionael)
Consolidated Debt to EBITDA Ratio (Silverback)	2.75 to 1.00	:1.00	YES	NO
Combined Debt to EBITDA Ratio (PowerSteering and Visionael)	2.75 to 1.00	:1.00	YES	NO

FINANCIAL COVENANTS*	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$100,000 ($150,000 for PowerSteering)	$	YES	NO
Permitted Indebtedness for credit cards	<$50,000	$	YES	NO
Permitted Investments for non-borrower subsidiaries	<$100,000	$	YES	NO
Permitted Investments for employee loans	<$100,000	$	YES	NO
Permitted Investments for joint ventures	<$100,000	$	YES	NO
Other Permitted Investments	<$100,000	$	YES	NO
Permitted Liens for equipment leases	<$100,000 ($150,000 for PowerSteering)	$	YES	NO
Permitted Transfers	<$100,000	$	YES	NO

*	-- On a per Borrower basis.

[Continued on Following Page]

Please Enter Below Comments Regarding Violations and Exceptions to Representations and Warranties:

The undersigned further acknowledges that at any time Borrowers, or any of them, are not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

SILVERBACK ENTERPRISE GROUP, INC., for itself and on behalf of the

Borrowers party to that certain Loan and Security Agreement among Comerica Bank,

Silverback Enterprise Group, Inc., PowerSteering Software, Inc., and Visionael

Corporation

Authorized Signer
Name
Title

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 25, 2012, among COMERICA BANK (“Bank”). SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation (“Silverback”), VISIONAEL CORPORATION, a Delaware corporation (“Visjonael”) and POWERSTEERING SOFTWARE, INC., a Delaware corporation PowerSteering” and collectively with Silverback and Visionael, the “Borrowers” and each individually a “Borrower”‘).

RECITALS

Borrowers and Bank are parties to that a Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012 (as amended, “Agreement”). The parties desire to amend the Agreement, in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in its entirety as follows:

“ ‘Minimum Cash Amount’ shall initially mean $3,000,000.00. Borrowers’ undrawn availability under the Term Loan, up to $2,000,000, shall be included in the calculation of Borrowers’ ‘Cash’ for the purpose of calculating compliance with the ‘Minimum Cash Amount’. Subject to the last sentence of this definition, on such date, if ever, as Silverback obtains on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering, Visionael, Tenrox Canada and Tenrox US, a Fixed Charge Coverage Ratio for the two fiscal quarter period then ending (calculated on an annualized basis) of at least 1.20 to 1.00, the ‘Minimum Cash Amount’ shall reduce to $2,000,000,00, Subject to the last sentence of this definition, on such date, if ever, as Silverback obtains on a consolidated basis with its consolidated Subsidiaries a Fixed Charge Coverage Ratio for the four fiscal quarter period then ending of at least 1.20 to 1.00, the ‘Minimum Cash Amount’ shall reduce to $1,000,000.00. Notwithstanding the foregoing, the Minimum Cash Amount reductions set forth above shall not take effect prior to October 5,2012.”

2. Section 6.7(a) of the Agreement is amended and restated in its entirety to read as follows:

“(a) Minimum Cash. Silverback shall maintain at all times, on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering, Visionael, Tenrox Canada and Tenrox US, Cash at Bank of not less than the Minimum Cash Amount. Notwithstanding the foregoing, the balance of Silverback’s and its consolidated Subsidiaries’ Cash maintained in accounts at Bank located in the United States shall be at least $500,000 at all times.

Each Borrower authorizes Bank to decline to honor any drafts upon such Borrower’s accounts with Bank or any requests by such Borrower or any other Person to pay or otherwise transfer any part of funds held in such accounts if (i) the aggregate balance of such accounts is less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time, or (ii) honoring such drafts or requests would cause the aggregate balance of such accounts to be, less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time.”

3. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any Borrower’s accounts; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

SILVERBACK ENTERPRISE GROUP, INC.

By:
Name:
Title:

VISIONAEL COPRORATION

By:
Name:
Title:

POWERSTEERING SOFTWARE, INC.

By:
Name:
Title:

“Bank”

COMERICA BANK

By:
Name:
Title:

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND CONSENT

This Third Amendment to Loan and Security Agreement and Consent (this “Amendment”) is entered into as of November 12, 2012, among COMERICA BANK (“Bank”), SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation (“Silverback”), VISIONAEL CORPORATION, a Delaware corporation (“Visionael”) and POWERSTEERING SOFTWARE, INC., a Delaware corporation (“PowerSteering” and collectively with Silverback and Visionael, the “Borrowers” and each individually, a “Borrower”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012 and by the Second Amendment to Loan and Security Agreement dated as of June 25, 2012 (as amended, “Agreement”). The parties desire to amend the Agreement, in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Under Section 7.3 of the Agreement, Borrowers are prohibited from acquiring all or substantially all of the ownership interests of another Person if, among other things, the acquisition cost exceeds $100,000. Silverback desires to acquire all of the membership interests of LMR Solutions, LLC., a Delaware limited liability company (“LMR”) for $9,500,000 under the terms of a Membership Interest Purchase Agreement among Silverback, LMR, Joseph Larscheid (“J. Larscheid”) and Cheryl Larscheid (“C. Larscheid” and together with J. Larscheid collectively referred to herein as “Selling Members”), a draft of which has been provided to Bank and is attached hereto as Exhibit A (the “Purchase Agreement”). The transactions described in the Purchase Agreement are referred to as the “Transaction”. Borrowers have requested that Bank consent to the Transaction and waive any Events of Default which would arise under the Agreement as a result of the Transaction.

Bank hereby consents to the Transaction and waives any Event of Default which would arise under the Agreement as a result of the Transaction so long as (1) it is consummated in accordance with the terms of the Purchase Agreement previously provided by Silverback to Bank, (2) Borrowers deliver to Bank at least one (1) day prior to the consummation of the Transaction, all exhibits and schedules to the Purchase Agreement, (3) Borrowers execute all loan documentation required by Bank in connection with this consent and the Transaction, (4) on or before the consummation of the Transaction, the Selling Members and John T. McDonald execute and deliver to Bank Subordination Agreements, in form and substance acceptable to Bank, together with copies of the promissory notes issued to Selling Members and John T. McDonald in connection with the Transaction, which notes shall contain a restrictive legend, (5) within three (3) days after the consummation of the Transaction, Borrowers shall have delivered to Bank executed copies of all material documents relating to the Transaction, including without limit the final, executed copy of the Purchase Agreement and all schedules and exhibits thereto, (6) within forty-five (45) days after the consummation of the Transaction, LMR executes and delivers to Bank all documents required by Bank to join the Agreement as a co-borrower, and to grant Bank a security interest in substantially all of its assets, and (7) no default or Event of Default has occurred under any of the Loan Documents prior to the consummation of the Transaction or would result after giving effect thereto.

Except as specifically set forth herein, this consent shall not be deemed to amend or alter in any respect the terms and conditions of the Agreement or any of the other Loan Documents, or to constitute a waiver or release by Bank of any right, remedy, Collateral, default or Event of Default under the Agreement or any of the other Loan Documents, except to the extent specifically set forth herein. This consent shall not act as a consent to any other transaction, act or omission, whether related or unrelated thereto and shall not extend to or affect any obligation, covenant or agreement not expressly consented hereto. Furthermore, this consent shall not affect in any manner whatsoever any rights or remedies of Bank with respect to any other non-compliance by any Borrower with the Agreement or the other Loan Documents, whether in the nature of a default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

2. Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in their entirety as follows:

“ ‘Minimum Cash Amount’ shall mean (a) $1,000,000 and (b) $2,000,000 upon the earlier to occur of (i) the date that is 45 days after the Third Amendment Date and (ii) the date Bank extends additional credit to Borrowers, provided that Bank has no obligation to extend additional credit to Borrowers and any extension of additional credit is subject to internal approval by Bank in its sole discretion. Notwithstanding the foregoing, on such date, if ever, as Silverback obtains on a consolidated basis with its consolidated Subsidiaries a Fixed Charge Coverage Ratio for the four fiscal quarter period then ending of at least 1.20 to 1.00, the ‘Minimum Cash Amount’ shall be $1,000,000.00.”

“ ‘Third Amendment Date’ shall mean November 12, 2012.”

3. Notwithstanding anything to the contrary in the Agreement, Borrowers shall not make any Investments or Transfers to LMR in excess of $300,000 in the aggregate until LMR has become a co-borrower under the Agreement and all documentation required by Bank in connection with LMR becoming a co-borrower has been executed and delivered to Bank.

4. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6. Each Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that such Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to such Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise. EACH BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

7. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any Borrower’s accounts; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

SILVERBACK ENTERPRISE GROUP, INC.

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	Chairman and CEO

VISIONAEL COPRORATION

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	President

POWERSTEERING SOFTWARE, INC.

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	President

“Bank”

COMERICA BANK

By:	/s/ PAUL GERLING
Name:	Paul Gerling
Title:	Senior Vice President

EXHIBIT A

DRAFT MEMBERSHIP INTERST PURCHASE AGREEMENT DATED 11/1/2012

(see attached)

FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND JOINDER

This Fourth Amendment to Loan and Security Agreement and Joinder (this “Amendment”) is entered into as of December 3, 2012, among COMERICA BANK (“Bank”), SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation (“Silverback”), VISIONAEL CORPORATION, a Delaware corporation (“Visionael”), POWERSTEERING SOFTWARE, INC., a Delaware corporation (“PowerSteering”) and LMR Solutions LLC, a Delaware limited liability company (“LMR Solutions” and collectively with Silverback, Visionael and PowerSteering, the “Borrowers” and each individually, a “Borrower”).

RECITALS

A. Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012, the Second Amendment to Loan and Security Agreement dated as of June 25, 2012 and the Third Amendment to Loan and Security Agreement and Consent dated as of November 12, 2012 (as amended, “Agreement”).

B. Borrowers and Bank are parties to that certain Prime Referenced Rate Addendum to Loan and Security Agreement dated as of March 5, 2012 (the “Interest Rate Addendum”).

C. Silverback acquired LMR Solutions on November 14, 2012.

D. Borrowers desire to join LMR Solutions as a “Borrower” under the Agreement and the Interest Rate Addendum, and otherwise amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. By execution and delivery of this Amendment, LMR Solutions shall, and does hereby become a party to the Agreement and the Interest Rate Addendum as a “Borrower” as if an original signatory thereto. LMR Solutions (a) acknowledges and agrees that it has read the Agreement, the Interest Rate Addendum and the other Loan Documents, (b) consents to all of the provisions of the Agreement, the Interest Rate Addendum and the Loan Documents relating to it, as applicable; and (c) acknowledges and agrees that this Amendment has been freely executed without duress and after an opportunity was provided to it for review of the Agreement, the Interest Rate Addendum, this Amendment and all other Loan Documents by competent legal counsel of its choice.

2. All references to “Borrower” in the Agreement, the Interest Rate Addendum and the other Loan Documents shall hereafter mean, individually and collectively, Silverback, Visionael, PowerSteering and LMR Solutions.

3. All references to “Tenrox UK” in the Agreement and the other Loan Documents shall hereafter mean and refer to PowerSteering UK (as defined in this Amendment).

4. Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in their entirety as follows:

“ ‘2012 McDonald Note’ means that certain promissory note dated November 14, 2012 in the original principal amount of $1,500,000 made by Silverback payable to John T. McDonald.”

“ ‘EBITDA’ means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income for such fiscal period, plus (b) in each case to the extent deducted in the calculation of Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expenses of Borrowers, including without limit those expenses associated with granting stock options and restricted stock, plus (v) restructuring expenses incurred by Borrowers in connection with the acquisitions by Silverback of Visionael, PowerSteering and Tenrox Canada within twelve (12) months after the date of the consummation of the applicable acquisition in an aggregate amount not exceeding Two Million Two Hundred Thousand Dollars ($2,200,000), plus (vi) transaction and restructuring expenses incurred by Borrowers in connection with the acquisition by Silverback of LMR Solutions within twelve (12) months after the date of the consummation of the acquisition in an aggregate amount not exceeding One Million Two Hundred Thousand Dollars ($1,200,000), plus (vii) any net change in deferred revenue during such period, including without limitation deferred revenue of an acquired company that, due to the business combination, is not recognized as revenue of the acquiring company under GAAP, plus (viii) Borrowers’ expenses related to foreign exchange losses for such period, and minus, to the extent added in computing Consolidated Net Income, and without duplication, (x) non-cash tax credits for such period and (y) foreign exchange related gains, all as determined in accordance with GAAP other than with respect to clauses (v) and (vi) above. EBITDA shall be calculated (y) for the nine month period ending December 31, 2012, by multiplying EBITDA for such period by four-thirds (4/3) and (z) on a trailing on a trailing twelve month basis for all testing periods commencing with the quarter ending March 31, 2013 and thereafter.”

“ ‘Holdback Amount’ has the meaning given such term in the Purchase Agreement.”

“ ‘LMR Solutions’ shall mean LMR Solutions LLC, a Delaware limited liability company.”

“ ‘Minimum Cash Amount’ shall mean the following amounts during the following periods:

Period	Minimum Cash
Fourth Amendment Date through and including March 30, 2013	$2,000,000
March 31, 2013 through and including June 29, 2013	$1,150,000
June 30, 2013 through and including September 29, 2013	$1,300,000
September 30, 2013 through and including the earlier of (i) date of payment of the Holdback Amount and (ii) March 30, 2014	$1,450,000
Date of payment of the Holdback Amount through and including March 30, 2014	$1,000,000
March 31, 2014 through and including June 29, 2014	$1,375,000
June 30, 2014 through and including September 29, 2014	$1,750,000
September 30, 2014 through the date of repayment of the Sellers’ Notes	$2,125,000
Date of repayment of Sellers’ Notes and thereafter	$1,000,000

Until March 31, 2013, Silverback’s undrawn availability under the 2012 McDonald Note, up to $500,000, shall be included in the calculation of Borrowers’ ‘Cash’ for the purpose of calculating compliance with the ‘Minimum Cash Amount’.

Notwithstanding the foregoing, on such date, if ever, as Silverback obtains on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering, Visionael, LMR Solutions, Tenrox Canada and Tenrox US, a Fixed Charge Coverage Ratio for the two fiscal quarter period then ending (calculated on an annualized basis) of at least 1.50 to 1.00, the ‘Minimum Cash Amount’ shall be reduced (to the extent applicable) to $1,500,000.00.”

2

“ ‘Fixed Charge Coverage Ratio’ shall mean for any Applicable Measuring Period and with respect to any Person, the ratio of (i) the EBITDA of such Person for such period, to (ii) the sum of (A) the current portion of all long-term Indebtedness of such Person, plus (B) the Consolidated Total Interest Expense paid or accrued of such Person during such period, plus (C) all income taxes paid or payable during such period (other than income taxes properly deferred for payment in a subsequent period) by such Person, plus (D) unfinanced capital expenditures of such Person during such period. Until March 31, 2013, the Fixed Charge Coverage Ratio shall be calculated on an annualized basis in accordance with the EBITDA calculations for such period. For the purpose of calculating the Fixed Charge Coverage Ratio, the current portion of long-term Indebtedness shall not include amounts owing by Silverback to the Sellers under those certain promissory notes, dated November 14, 2012, in the aggregate principal amount of $1,500,000.”

“ ‘Fourth Amendment Date’ shall mean December 3, 2012.”

“PowerSteering UK” means PowerSteering Software Limited, formerly known as TENROX LTD, a private company limited by shares formed under the laws of England and Wales.

“ ‘Purchase Agreement’ means the Membership Interest Purchase Agreement, dated November 14, 2012, among Silverback, LMR Solutions and the Sellers.”

“ ‘Sellers’ means, collectively, Joseph Larscheid and Cheryl Larscheid.”

“ ‘Sellers’ Notes” means, collectively, the promissory notes, each dated November 14, 2012, in the aggregate amount of $1,500,000 payable by Silverback to Sellers, which indebtedness constitutes Subordinated Debt.”

“ ‘Term Loan A’ has the meaning assigned to such term in Section 2.1(c).”

“ ‘Term Loan A Maturity Date’ means December 3, 2016.”

5. New Section 2.1(c) is added to the Agreement immediately following Section 2.1(b) to read in its entirety as follows:

“(c) Term Loan A.

(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make a term loan to Borrowers in one disbursement the amount of Two Million Dollars ($2,000,000) (the “Term Loan A”). The proceeds of the Term Loan A shall be used by Borrowers to reimburse Borrowers for cash expended in Silverback’s acquisition of LMR Solutions, to repay Subordinated Debt owed by Silverback to John T. McDonald in connection with the financing of the LMR Solutions acquisition and for working capital purposes.

(ii) Interest shall accrue from the date of the funding of the Term Loan A at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). The Term Loan A shall be payable in forty two (42) equal monthly installments of principal, plus all accrued interest, beginning on July 1, 2013, and continuing on the same day of each month thereafter until the Term Loan A Maturity Date, when all outstanding principal and accrued interest shall be paid in full. The Term Loan A, once repaid, may not be reborrowed. Borrowers may prepay the Term Loan A in whole or in part without penalty or premium.

(iii) When Borrowers desires to obtain the Term Loan A, Borrowers shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Central time (1:30 p.m. Central time for wire transfers) on the Business Day the Term Loan A is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer of any Borrower or its designee. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer of any Borrower or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.”

6. Section 2.3(a) of the Agreement is amended and restated in its entirety to read as follows:

“(a) Interest Rate. Except as set forth in Section 2.3(b), Term Loan Advances and the Term Loan A shall bear interest, on the outstanding daily balance thereof, as set forth in the Prime Referenced Rate Addendum to Loan Security Agreement attached hereto as Exhibit E (“Interest Rate Addendum”).”

7. The second sentence of Section 2.3(c) of the Agreement is amended and restated to read in its entirety as follows:

“Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of any Borrower’s deposit accounts or against the Term Loan A, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder.”

8. The following sentence is added to the end of Section 6.6 to read in its entirety as follow:

“LMR Solutions may maintain accounts outside of Bank and Bank’s Affiliates until March 1, 2013, at which time, all accounts of LMR Solutions must be maintained at Bank or Bank’s Affiliates, which Bank Affiliate accounts shall be covered by a control agreement in form and substance reasonably acceptable to Bank.”

9. Sections 6.7(b) and (c) of the Agreement are amended and restated to read in their entirety as follows: “

(b) Fixed Charge Coverage Ratios.

(i) Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK and Visionael, and commencing with the fiscal quarter ending March 31, 2013, LMR Solutions, as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00.

(ii) PowerSteering and Visionael, and commencing with the fiscal quarter ending March 31, 2013, LMR Solutions, shall maintain on a combined basis, as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.15 to 1.00.

(c) Debt to EBITDA Ratios.

(i) Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK and Visionael, and commencing with the fiscal quarter ending March 31, 2013, LMR Solutions, as of the last day of each fiscal quarter, a ratio of Indebtedness to EBITDA of not more than 2.75 to 1.00. For the purpose of calculating this covenant, “Indebtedness” shall not include Contingent Obligations.

(ii) PowerSteering and Visionael, and commencing with the fiscal quarter ending March 31, 2013, LMR Solutions, shall maintain on a combined basis, as of the last day of each fiscal quarter, a ratio of Indebtedness to EBITDA of not more than 2.75 to 1.00. For the purpose of calculating this covenant, “Indebtedness” shall not include Contingent Obligations.”

10. Exhibit D to the Agreement is deleted and replaced with Exhibit D attached hereto.

11. The Schedule of Exceptions to the Agreement is deleted and replaced with the Schedule of Exceptions attached hereto.

12. Schedule 1 to the Agreement is deleted and replaced with Schedule 1 attached hereto.

13. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

14. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4

15. Each Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that such Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to such Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise. EACH BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

16. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

17. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment and related documents;

(c) Intellectual Property Security Agreements, executed by LMR Solutions;

(d) Agreement to Furnish Insurance, executed by LMR Solutions;

(e) a Warrant, executed by Silverback;

(f) an Itemization of Amount Financed Disbursement Instructions (Term Loan A);

(g) an Amendment to Pledge and Security Agreement, executed by Silverback;

(h) an Amendment to and Affirmation of Subordination Agreement, executed by John McDonald;

(i) an Affirmation of Guaranty Documents, executed by Tenrox US;

(j) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;

(k) a non-refundable commitment fee in the amount of $10,000;

(l) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(m) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

18. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

SILVERBACK ENTERPRISE GROUP, INC.

By:
Name:
Title:

VISIONAEL COPRORATION

By:
Name:
Title:

POWERSTEERING SOFTWARE, INC.

By:
Name:
Title:

LMR SOLUTIONS LLC

By:
Name:
Title:

“Bank”

COMERICA BANK

By:
Name:
Title:

[Signature Page to Fourth Amendment to Loan and Security Agreement and Joinder]

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth St., Suite 1300
Austin, TX 78701
Fax: (512) 427-7178
EMAIL: tlstxcompliance@comerica.com

FROM: SILVERBACK ENTERPRISE GROUP, INC., VISIONAEL CORPORATION, POWERSTEERING SOFTWARE, INC. AND LMR SOLUTIONS LLC

The undersigned authorized Officer of                                      (“Borrower”), for itself and on behalf of all other Borrowers party to that certain Loan and Security Agreement dated as of March 5, 2012, among Borrowers and Bank (as amended, the “Agreement”) hereby certifies that in accordance with the terms and conditions of the Agreement, (i) each Borrower is in complete compliance for the period ending with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except as noted below; provided however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes and with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited. Re Silverback Unqualified F/S	Annually, within 150 days of FYE	YES	NO
A/R & A/P Agings of PowerSteering and Visionael	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by 12/31	YES	NO
Intellectual Property Report	Quarterly, within 30 days	YES	NO
Audit	Annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Availability under 2012 McDonald Note	Amount: $	N/A	N/ A
Total amount of Borrowers’ cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes> $100,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions> $100,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements>$250,000 (Sect. 8.7)	Notify promptly upon notice	YES	NO
Judgments Settlements > $200,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED

Minimum Cash Amount	See Section 6.7(a)	$	YES	NO
Consolidated Fixed Charge Coverage Ratio (Silverback)	1.20 to 1.00	:1.00	YES	NO
Combined Fixed Charge Coverage Ratio (PowerSteering, Visionael and LMR Solutions)	1.15 to 1.00	:1.00	YES	NO
Consolidated Debt to EBITDA Ratio (Silverback)	2.75 to 1.00	:1.00	YES	NO
Combined Debt to EBITDA Ratio (PowerSteering, Visionael and LMR Solutions)	2.75 to 1.00	:1.00	YES	NO

FINANCIAL COVENANTS*	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$100,000 ($150,000 for PowerSteering)	$	YES	NO
Permitted Indebtedness for credit cards	<$50,000	$	YES	NO
Permitted Investments for non-borrower subsidiaries	<$100,000	$	YES	NO
Permitted Investments for employee loans	<$100,000	$	YES	NO
Permitted Investments for joint ventures	<$100,000	$	YES	NO
Other Permitted Investments	<$100,000	$	YES	NO
Permitted Liens for equipment leases	<$100,000 ($150,000 for PowerSteering)	$	YES	NO
Permitted Transfers	<$100,000	$	YES	NO

*	-- On a per Borrower basis.

[Continued on Following Page]

Please Enter Below Comments Regarding Violations and Exceptions to Representations and Warranties:

The undersigned further acknowledges that at any time Borrowers, or any of them, are not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

SILVERBACK ENTERPRISE GROUP, INC., for itself and on behalf of the

Borrowers party to that certain Loan and Security Agreement among Comerica Bank,

Silverback Enterprise Group, Inc., PowerSteering Software, Inc., Visionael

Corporation and LMR Solutions LLC

Authorized Signer
Name
Title

2

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND WAIVER

This Fifth Amendment to Loan and Security Agreement and Waiver (this “Amendment”) is entered into as of April 11, 2013, among COMERICA BANK (“Bank”), SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation (“Silverback”), VISIONAEL CORPORATION, a Delaware corporation (“Visionael”), POWERSTEERING SOFTWARE, INC., a Delaware corporation (“PowerSteering”) and LMR SOLUTIONS LLC, a Delaware limited liability company (“LMR Solutions”, collectively with Silverback, Visionael and PowerSteering, “Borrowers”, and each individually, a “Borrower”).

RECITALS

A. Borrowers and Bank are parties to that Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012, the Second Amendment to Loan and Security Agreement dated as of June 25, 2012, the Third Amendment to Loan and Security Agreement and Consent dated as of November 12, 2012 and the Fourth Amendment to Loan and Security Agreement and Joinder dated as of December 3, 2012 (as amended, “Agreement”).

B. Borrowers and Bank desire to amend the Agreement further in accordance with the terms of this Amendment, and Borrower has requested that Bank waive certain covenant defaults existing under the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Bank hereby waives Borrowers’ violation of Section 7.4 of the Agreement (Indebtedness) and Section 7.5 of the Agreement (Encumbrances) for the period beginning on December 31, 2012 through the Fifth Amendment Date. This waiver is specific as to content and time, shall be limited precisely as written, and shall not constitute a waiver of any other current or future Default or Event of Default or breach of any covenant contained in the Agreement or the terms and conditions of any other Loan Documents. Bank expressly reserves all of its various rights, remedies, powers and privileges under the Agreement and the other Loan Documents due to any other Default or breach not waived herein.

2. Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in their entirety as follows:

“ ‘Adjusted EBITDA’ means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income for such fiscal period, plus (b) in each case to the extent deducted in the calculation of Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expenses of Borrowers, including without limit those expenses associated with granting stock options and restricted stock, plus (v) restructuring expenses incurred by Borrowers in connection with the acquisitions by Silverback of Visionael, PowerSteering and Tenrox Canada within twelve (12) months after the date of the consummation of the applicable acquisition in an aggregate amount not exceeding Two Million Two Hundred Thousand Dollars ($2,200,000), plus (vi) one-time transaction and restructuring expenses incurred by Borrowers in connection with the acquisition by Silverback of LMR Solutions within twelve (12) months after the date of the consummation of the acquisition in an aggregate amount not exceeding One Million Two Hundred Thousand Dollars ($1,200,000), plus (vii) one-time transaction and restructuring expenses incurred by Borrowers in connection with an acquisition and approved by Bank in writing, plus (viii) any net change in deferred revenue during such period, including without limitation deferred revenue of an acquired company that, due to the business combination, is not recognized as revenue of the acquiring company under GAAP, plus (ix) Borrowers’ expenses related to foreign exchange losses for such period, and minus, to the extent added in computing Consolidated Net Income, and without duplication, (x) non-cash tax credits for such period and (y) foreign exchange related gains, all as determined in accordance with GAAP other than with respect to clauses (v), (vi) and (vii) above. Adjusted EBITDA shall be calculated on a trailing four quarter basis for all testing periods commencing with the quarter ending March 31, 2013 and thereafter; provided however, with respect to any acquired company, Adjusted EBITDA shall be calculated on (A) as of the first measuring period ending after the date such acquired company was acquired (the ‘Acquisition Date’), a trailing four quarter basis, (B) as of the second measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the one fiscal quarter period ending as of such date, (C) as of the third measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the two fiscal quarter period ending as of such date, (D) as of the fourth measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the three fiscal quarter period ending as of such date, and (E) as of the fifth measuring period ending after the Acquisition Date, and for each measuring period thereafter, a trailing four quarter basis.”

“ ‘Advance’ or ‘Advances’ means a cash advance or cash advances under the Revolving Line.”

“ ‘Borrowing Base’ means an amount equal to the sum of: (a) eighty percent (80%) of Eligible Accounts, plus (b) the product of Borrowers’ Eligible Monthly Recurring Revenue for the trailing three (3) month period ending on any applicable date of determination multiplied by Borrowers’ weighted average Renewal Rate for the two (2) most recent calendar quarters ended as of such date of determination, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by or on behalf of Borrowers.”

“ ‘Credit Card Services Sublimit’ means a sublimit for corporate credit cards and e-commerce or merchant account services under the Revolving Line not to exceed One Hundred Thousand Dollars ($100,000).”

“ ‘Credit Extension’ means each Advance, Term Loan B Advance or any other extension of credit by Bank to or for the benefit of Borrowers, or any of them, hereunder.”

“ ‘EBITDA’ means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income for such fiscal period, plus (b) in each case to the extent deducted in the calculation of Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expenses of Borrowers, including without limit those expenses associated with granting stock options and restricted stock, plus (v) restructuring expenses incurred by Borrowers in connection with the acquisitions by Silverback of Visionael, PowerSteering and Tenrox Canada within twelve (12) months after the date of the consummation of the applicable acquisition in an aggregate amount not exceeding One Hundred Fifty Six Thousand Dollars ($156,000), plus (vi) one-time transaction and restructuring expenses incurred by Borrowers in connection with the acquisition by Silverback of LMR Solutions within twelve (12) months after the date of the consummation of the acquisition in an aggregate amount not exceeding One Million Two Hundred Thousand Dollars ($1,200,000), plus (vii) any net change in deferred revenue during such period, including without limitation deferred revenue of an acquired company that, due to the business combination, is not recognized as revenue of the acquiring company under GAAP, plus (ix) Borrowers’ expenses related to foreign exchange losses for such period, and minus, to the extent added in computing Consolidated Net Income, and without duplication, (x) non-cash tax credits for such period and (y) foreign exchange related gains, all as determined in accordance with GAAP other than with respect to clauses (v) and (vi) above. EBITDA shall be calculated on a trailing four quarter basis for all testing periods commencing with the quarter ending March 31, 2013 and thereafter.”

“ ‘Eligible Accounts’ means, with respect to any Borrower, those Accounts that arise in the ordinary course of such Borrower’s business that comply with all of such Borrower’s representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility by giving such Borrower thirty (30) days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a)	Accounts that the account debtor has failed to pay in full within ninety (90) days of invoice date;

(b)	Credit balances over ninety (90) days;

(c)	Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(d)	Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrowers, or any one of them, exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

(e)	Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

2

(f)	Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

(g)	Accounts with respect to which such Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to such Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to such Borrower;

(h)	Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, demo or promotional, or other terms by reason of which the payment by the account debtor may be conditional;

(i)	Accounts with respect to which the account debtor is an officer, employee, agent or Affiliate of such Borrower;

(j)	Accounts that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by such Borrower for the performance of services or delivery of goods which such Borrower has not yet performed or delivered;

(k)	Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

(l)	Accounts the collection of which Bank reasonably determines after inquiry and consultation with such Borrower to be doubtful; and

(m)	Retentions and hold-backs.”

“ ‘Eligible Foreign Accounts’ means, with respect to any Borrower, those Accounts (i) with respect to which the account debtor does not have its principal place of business in the United States and is not located in an OFAC sanctioned country, (ii) that are (a) supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, (b) insured by the Export Import Bank of the United States, (c) generated by an account debtor with its principal place of business in Canada, provided that the Bank has perfected its security interest in the appropriate Canadian province, or (d) approved by Bank on a case-by-case basis, and (iii) that otherwise meet the definition of Eligible Accounts, other than clause (e). All Eligible Foreign Accounts must be calculated in U.S. Dollars.”

“ ‘Eligible Monthly Recurring Revenue’ means, as of any applicable measuring period, Borrowers’ revenues (as determined in accordance with GAAP) for such period from account debtors that have executed a service contract with any Borrower that is effective as of the date of determination and entered into in the ordinary course of any Borrower’s business and consistency with past practices; provided, however, that (A) all extraordinary and non-recurring revenue and (B) all the service contract (excluding extraordinary and non-recurring contracts) revenue of any account debtor (1) whose contracts with any Borrower the account debtor has failed to pay within 90 days of invoice date, (2) whose contracts are not renewed within 30 days subsequent to the renewal date for each such contract, (3) whose contracts are not performing acceptably to Bank in its sole discretion, (4) whose contracts the Bank has reasonably determined may not collectible, or (5) that is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business, will be excluded from the calculation of Eligible Monthly Recurring Revenue.”

“ ‘Excess Cash Flow’ means, with respect to any Person, as of the end of each fiscal year, for the year then ended, net income for such fiscal year, plus to the extent deducted in determining net income, depreciation and amortization for such fiscal year, plus or minus, as applicable, the working capital adjustment for such fiscal year, minus (i) non-financed capital expenditures made during such fiscal year, (ii) the amount of all scheduled payments of principal on funded Indebtedness during such fiscal year (excluding all payments made under the Revolving Line and any other revolving facilities), and (iii) the amount of any optional prepayment of term Indebtedness during such fiscal year, all as determined in accordance with GAAP.”

3

“ ‘Fifth Amendment Date’ shall mean April 11, 2013.”

“ ‘Fixed Charge Coverage Ratio’ means for any Applicable Measuring Period and with respect to any Person, the ratio of (i) the Adjusted EBITDA of such Person for such period, to (ii) the sum of (A) the current portion of all long-term Indebtedness of such Person, plus (B) the Consolidated Total Interest Expense paid or accrued of such Person during such period, plus (C) all income taxes paid or payable during such period (other than income taxes properly deferred for payment in a subsequent period) by such Person, plus (D) unfinanced capital expenditures of such Person during such period. For the purpose of calculating the Fixed Charge Coverage Ratio, the current portion of long-term Indebtedness shall not include amounts owing under the Sellers’ Notes.”

“ ‘Indebtedness’ means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation Subordinated Debt and reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) all Contingent Obligations, and (e) all obligations arising under the Credit Card Services Sublimit, if any.”

“ ‘Letter of Credit’ means a commercial or standby letter of credit or similar undertaking issued by Bank at a Borrower’s request in accordance with Section 2.1(d)(iii).”

“ ‘Letter of Credit Sublimit’ means a sublimit for Letters of Credit under the Revolving Line not to exceed One Hundred Fifty Thousand Dollars ($150,000).”

“ ‘Minimum Cash Amount’ means the following amounts during the following respective periods:

Period	Minimum Cash
Fifth Amendment Date through and including June 29, 2013	$1,150,000
June 30, 2013 through and including September 29, 2013	$1,300,000
September 30, 2013 through and including the earlier of (i) date of payment of the Holdback Amount and (ii) December 30, 2013	$1,450,000
Date of payment of the Holdback Amount through and including March 30, 2014	$1,000,000
March 31, 2014 through and including June 29, 2014	$1,375,000
June 30, 2014 through and including September 29, 2014	$1,750,000
September 30, 2014 through the date of repayment of the Sellers’ Notes	$2,125,000
Date of repayment of Sellers’ Notes and thereafter	$1,000,000”

“ ‘Post-Fifth Amendment Audit’ has the meaning set forth for such term in Section 6.13 hereof.”

4

“ ‘Recapture Percentage’ means fifty percent (50%); provided that, any time that the ratio of Indebtedness to Adjusted EBITDA is less than 2.00 to 1.00, as determined by Bank with reference to the most recent Compliance Certificate delivered by or on behalf of Borrowers, the ‘Recapture Percentage’ shall mean zero percent (0%).”

“ ‘Renewal Rate’ means, as of any applicable date of determination, one hundred percent (100%), minus the percentage of annual recurring revenue from any Borrower’s clients under recurring service contracts (‘Contracts’) who discontinue their Contracts during the twelve month period ending on the last day of the last fiscal quarter immediately preceding the applicable date of determination out of the total annual recurring revenue value of Contracts up for renewal during the twelve month period ending on the last day of the last fiscal quarter immediately preceding the applicable date of determination and the total annual recurring value of multi-year Contracts which have an anniversary (not renewal date) during the twelve month period ending on the last day of the last fiscal quarter immediately preceding the applicable date of determination (collectively, “Total ARR”), plus the percentage of annual recurring revenue from price increases on any Borrower’s clients under Contracts who have a price increase in their Contracts during the twelve month period ending on the last day of the last fiscal quarter immediately preceding the applicable date of determination out of Total ARR, plus the percentage of annual recurring revenue expansion on any Borrower’s clients under Contracts who have a license expansion in their Contracts during the twelve month period ending on the last day of the last fiscal quarter immediately preceding the applicable date of determination out of Total ARR, minus the percentage of annual recurring revenue contraction on any Borrower’s clients under Contracts who have a license contraction in their Contracts during the twelve month period ending on the last day of the last fiscal quarter immediately preceding the applicable date of determination out of Total ARR, plus the percentage of annual recurring revenue from any Borrower’s clients under Contracts which were previously treated as not renewing their Contracts in preceding fiscal quarters but which did in fact renew their Contracts within the calendar quarter immediately following each such Contract’s applicable termination date out of Total ARR. Notwithstanding the foregoing, the Renewal Rate shall not exceed 100%.”

“ ‘Revolving Line’ means a Credit Extension of up to Five Million Dollars ($5,000,000) (inclusive of the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and the aggregate limits of the corporate credit cards issued to Borrowers, or any of them, and merchant credit card processing reserves under the Credit Card Services Sublimit).”

“ ‘Revolving Maturity Date’ means April 11, 2015.”

“ ‘Term Loan B’ means a Credit Extension of up to: (a) until Bank’s receipt and satisfactory review of Borrowers’ 2012 annual financial statements delivered to Bank in accordance with Section 6.2, Seven Million Dollars ($7,000,000), and (b) thereafter, Nineteen Million Five Hundred Thousand Dollars ($19,500,000).”

“ ‘Term Loan B Advance(s)’ means a cash advance or cash advances under the Term Loan B.”

“ ‘Term Loan B Draw Period Expiration Date” means April 11, 2014.”

“ ‘Term Loan B Maturity Date’ means April 11, 2018.”

“ ‘Term Loan B Maximum Amount” means all Term Loan B Advances that are outstanding on the Term Loan B Draw Period Expiration Date.

3. Subsection (c) of the definition of “Permitted Indebtedness” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Indebtedness of Borrowers, or any of them, individually or in the aggregate, in an amount not to exceed Six Hundred Thousand Dollars ($600,000.00) in any fiscal year secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;”

5

4. Subsection (c) of the definition of “Permitted Liens” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Liens securing obligations of Borrowers, or any of them, individually or in the aggregate, not to exceed Six Hundred Thousand Dollars ($600,000.00) (i) upon or in any Equipment (other than Equipment financed by a Credit Extension) acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;”

5. New Sections 2.1(d) and 2.1(e) are added to the Agreement immediately following Section 2.1(c) to read in their entirety as follows:

“(d) Advances Under Revolving Line.

(i) Amount. Subject to and upon the terms and conditions of this Agreement, Borrowers, or any of them, may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and the aggregate limits of the corporate credit cards issued to Borrowers, or any of them, and merchant credit card processing reserves under the Credit Card Services Sublimit. Amounts borrowed pursuant to this Section 2.1(d) may be repaid and reborrowed at any time without penalty or premium prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(d) shall be immediately due and payable.

(ii) Form of Request. Whenever a Borrower desires an Advance, such Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Central time (1:30 p.m. Central time for wire transfers), on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer of any one Borrower or a designee thereof, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer of any Borrower or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(d) to any Borrower’s deposit account.

(iii) Letter of Credit Sublimit. Subject to the availability under the Revolving Line, and in reliance on the representations and warranties of Borrowers set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrowers such Letters of Credit as Borrowers may request by delivering to Bank a duly executed letter of credit application on Bank’s standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Letter of Credit Sublimit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Revolving Line. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Revolving Line. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s form application and letter of credit agreement. Borrowers will pay any standard issuance and other fees that Bank notifies Borrowers it will charge for issuing and processing Letters of Credit.

(iv) Credit Card Services Sublimit. Subject to the terms and conditions of this Agreement, Borrowers, or any one of them, may request corporate credit cards and standard and e-commerce merchant account services from Bank (collectively, the ‘Credit Card Services’). The aggregate limit of the corporate credit cards and merchant credit card processing reserves shall not exceed the Credit Card Services Sublimit, provided that availability under the Revolving Line shall be reduced by the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves. In addition, Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the Credit Card Services. The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of the Bank’s standard forms of application and agreement for the Credit Card Services, which Borrowers hereby agree to execute.

6

(v) Collateralization of Obligations Extending Beyond Maturity. If Borrowers, or any of them, have not secured to Bank’s satisfaction its obligations with respect to any Letters of Credit and Credit Card Services that may extend beyond the Revolving Maturity Date, then, effective as of the Revolving Maturity Date, the balance in any of any Borrower’s deposit accounts held by Bank and the certificates of deposit or time deposit accounts issued by Bank in any Borrower’s name (and any interest paid thereon or proceeds thereof, including any amounts payable upon the maturity or liquidation of such certificates or accounts), shall automatically secure such obligations to the extent of the then continuing or outstanding and undrawn Letters of Credit and Credit Card Services; provided, however, that if there are insufficient balances in such accounts to secure such obligations, Borrowers shall immediately deposit such additional funds as are necessary to fully secure such obligations. Borrowers authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any requests by any Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the Letters of Credit and Credit Card Services are outstanding or continue.

(e) Term Loan B Advances.

(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Term Loan B Advances to Borrowers. Borrowers, or any of them, may request Term Loan B Advances from the Fifth Amendment Date through the Term Loan B Draw Period Expiration Date. The aggregate outstanding amount of Term Loan B Advances shall not exceed the Term Loan B. The proceeds of the Term Loan B shall be used by Borrowers to (a) refinance the outstanding Term Loan Advances and the outstanding amounts under Term Loan A and (b) subject to Section 7.3 of this Agreement (Mergers or Acquisitions), finance Borrowers’ acquisitions after the Fifth Amendment Date not exceeding an aggregate amount of $12,125,000.

(ii) Interest shall accrue from the date of the funding of the Term Loan B at the rate specified in Section 2.3(a), and shall be payable in accordance with Section 2.3(c). Commencing on November 1, 2013 and continuing on the same day of each month thereafter through March 1, 2014, Borrowers shall pay to Bank monthly installments of principal in an aggregate amount equal to five percent (5%) of all Term Loan B Advances that are outstanding on October 2, 2013, plus all accrued interest. Any Term Loan B Advances that are outstanding on the Term Loan B Draw Period Expiration Date shall be payable as follows: (a) monthly installments of principal in an aggregate amount equal to fifteen percent (15%) of the Term Loan B Maximum Amount plus all accrued interest shall be due and payable on April 1, 2014 and on the same day of each month thereafter through March 1, 2015; (b) monthly installments of principal in an aggregate amount equal to twenty five percent (25%) of the Term Loan B Maximum Amount plus all accrued interest shall be due and payable on April 1, 2015 and on the same day of each month thereafter through March 1, 2016; (c) monthly installments of principal equal to twenty five percent (25%) of the Term Loan B Maximum Amount plus all accrued interest shall be due and payable on April 1, 2016 and on the same day of each month thereafter through March 1, 2017; and (d) monthly installments of principal in an aggregate amount equal to thirty percent (30%) of the Term Loan B Maximum Amount plus all accrued interest shall be due and payable on April 1, 2017 and on the same day of each month thereafter through March 1, 2018. Term Loan B Advances, once repaid, may not be reborrowed. Borrowers may prepay any Term Loan B Advances without penalty or premium. All outstanding principal and accrued interest shall be paid in full on the Term Loan B Maturity Date.

(iii) When Borrowers desire to obtain the Term Loan B, Borrowers shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Central time (1:30 p.m. Central time for wire transfers) on the Business Day the Term Loan B is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer of any Borrower or its designee. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer of any Borrower or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.

(iv) Excess Cash Flow Recapture. In addition to the payments set forth in Section 2.1(e)(ii) hereof and any optional prepayments made under the Term Loan B, beginning on June 1, 2015 (for the fiscal year ending December 31, 2014) and continuing on June 1 of each year thereafter until the Term Loan B Maturity Date or until all amounts due under the Term Loan B have been paid in full, whichever first occurs, Borrowers shall pay an amount equal to the Recapture Percentage multiplied by its Excess Cash Flow for the immediately preceding fiscal year. This Excess Cash Flow payment will be allocated to the Term Loan B payment schedule in the inverse order of payments due beginning backwards from the Term Loan B Maturity Date.”

7

6. Section 2.2 of the Agreement is amended and restated in its entirety to read as follows:

“2.2 Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base, less the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and the aggregate limits of the corporate credit cards issued to Borrowers, at any time, Borrowers shall immediately pay to Bank, in cash, the amount of such excess.”

7. Section 2.3(a) of the Agreement is amended and restated in its entirety to read as follows:

“(a) Interest Rates.

(i) Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof as set forth in the Prime Referenced Rate Addendum to Loan and Security Agreement attached hereto as Exhibit E (‘Interest Rate Addendum’).

(ii) Term Loan B Advances. Except as set forth in Section 2.3(b), the Term Loan B Advances shall bear interest, on the outstanding daily balance thereof as set forth in the Interest Rate Addendum.”

8. Section 5.3 of the Agreement is amended and restated in its entirety to read as follows:

“5.3 Collateral. Such Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens and restrictions created under this Agreement. All Collateral is located solely in the Collateral Locations. The Eligible Accounts are bona fide existing obligations. The property or services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Such Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. No licenses or agreements giving rise to such Eligible Accounts is with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule, none of the Collateral consisting of deposit or investment accounts is maintained or invested with a Person other than Bank or Bank’s Affiliates.”

9. Section 6.2(ii) of the Agreement is amended and restated to read in its entirety as follows:

“(ii) as soon as available, but in any event within one hundred fifty (150) days after the end of Silverback’s fiscal year, audited consolidated financial statements of Silverback and its consolidated Subsidiaries prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank;”

10. Section 6.2(a) of the Agreement is amended and restated in its entirety to read as follows:

“(a) Within thirty (30) days after the last day of each month, Visionael, Power Steering and LMR Solutions shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit F hereto, together with aged listings by invoice date of their respective accounts receivable and accounts payable.”

11. Section 6.2(d) of the Agreement is amended and restated in its entirety to read as follows:

“(d) Bank shall have a right from time to time hereafter to audit each Borrower’s Accounts and appraise Collateral at Borrowers’ expense, provided that such audits will be conducted no more often than one every six (6) months (excluding the Post-Fifth Amendment Audit), unless an Event of Default has occurred and is continuing.”

8

12. Section 6.7 of the Agreement is amended and restated in its entirety to read as follows:

“6.7 Financial Covenants.

(a) Minimum Cash. Silverback shall maintain at all times, on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering, Visionael, LMR Solutions, Tenrox Canada and Tenrox US, Cash at Bank of not less than the Minimum Cash Amount. Notwithstanding the foregoing, the balance of Silverback’s and its consolidated Subsidiaries’ Cash maintained in accounts at Bank located in the United States shall be at least $500,000 at all times.

Each Borrower authorizes Bank to decline to honor any drafts upon such Borrower’s accounts with Bank or any requests by such Borrower or any other Person to pay or otherwise transfer any part of funds held in such accounts if (i) the aggregate balance of such accounts is less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time, or (ii) honoring such drafts or requests would cause the aggregate balance of such accounts to be, less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time.

(b) Fixed Charge Coverage Ratio. Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK and Visionael, and commencing with the fiscal quarter ending March 31, 2013, LMR Solutions, as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00.

(c) Indebtedness to Adjusted EBITDA Ratio. Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK and Visionael, and commencing with the fiscal quarter ending March 31, 2013, LMR Solutions, as of the last day of each fiscal quarter, a ratio of (i) all Indebtedness of Silverback and its consolidated Subsidiaries to (ii) Adjusted EBITDA of not more than 3.25 to 1.00.

(d) EBITDA. Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK and Visionael, and commencing with the fiscal quarter ending March 31, 2013, LMR Solutions, EBITDA of not less than $5,000,000; provided, that if any Borrower acquires any other Persons after the Fifth Amendment Date, Bank reserves the right to reset the amount set forth in this section for the fiscal year ending December 31, 2014.”

13. New Section 6.13 is added to the Agreement immediately after Section 6.12 thereof to read in its entirety as follows:

“6.13 Post-Fifth Amendment Audit. Within sixty (60) days after the Fifth Amendment Date, Bank shall have a right to audit each Borrower’s Accounts and appraise Collateral (‘Post-Fifth Amendment Audit’).”

14. New Clause (a)(i) is added to Section 9.1 of the Agreement immediately following Section 9.1(a) to read in its entirety as follows:

“(a)(i) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn or outstanding Credit Card Services, as collateral security for the repaying of future drawings under such Letters of Credit or outstanding Credit Card Services, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit or Credit Card Services fees, and Borrower shall promptly deposit and pay such amounts;”

9

15. Bank’s notice address in Section 10 of the Agreement is amended and restated in its entirety to read as follows:

“If to Bank:	Comerica Bank
M/C 7578
39200 Six Mile Rd.
Livonia, MI 48152
Attn: National Documentation Services

with a copy to:	Comerica Bank
300 W. Sixth St.
Suite 2250
Austin, TX 78701
Attn: Megan Kirk
FAX: (512) 427-7178”

16. Exhibit D to the Agreement is replaced with Exhibit D attached hereto.

17. Exhibit F is added to the Agreement in the form of Exhibit F attached hereto.

18. The Schedule of Exceptions to the Agreement is amended as set forth on the Amendment to Schedule of Exceptions attached hereto.

19. Notwithstanding anything to the contrary in the Agreement, the principal installment payments of the Term Loan and the Term Loan A due April 1, 2013 are deferred until the earlier of May 1, 2013 and the refinancing of the Term Loan and Term Loan A.

20. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

21. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

22. Each Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that such Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to such Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise. EACH BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

23. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

10

24. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, executed by Borrowers;

(b)	an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment and related documents;

(c)	a Warrant, executed by Silverback;

(d)	an automatic debit authorization, executed by Silverback;
(e)	an Itemization of Amount Financed Disbursement Instructions (Revolving Line);

(f)	an Itemization of Amount Financed Disbursement Instructions (Term Loan B);

(g)	an Affirmation of Subordination Agreement, executed by John McDonald;

(h)	an Amendment to and Affirmation of Guaranty Documents, executed by Tenrox US;

(i)	such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;

(j)	non-refundable commitment fees in the amounts of (1) $57,500 with respect to Term Loan B and (2) $25,000 with respect to the Revolving Line, each of which may be deducted from any Borrower’s account with Bank;

(k)	all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(l)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

25. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

11

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

SILVERBACK ENTERPRISE GROUP, INC.

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	Chairman and CEO

VISIONAEL COPRORATION

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	President

POWERSTEERING SOFTWARE, INC.

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	President

LMR SOLUTIONS LLC

By:	/s/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	President

“Bank”

COMERICA BANK

By:	/s/ PAUL GERLING
Name:	Paul Gerling
Title:	Senior Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement and Waiver]

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth St., Suite 2250
Austin, TX 78701
Fax: (512) 427-7178
EMAIL: tlstxcompliance@comerica.com

FROM: SILVERBACK ENTERPRISE GROUP, INC., VISIONAEL CORPORATION, POWERSTEERING SOFTWARE, INC. AND LMR SOLUTIONS LLC

The undersigned authorized Officer of                                                   (“Borrower”), for itself and on behalf of all other Borrowers party to that certain Loan and Security Agreement dated as of March 5, 2012, among Borrowers and Bank (as amended, the “Agreement”) hereby certifies that in accordance with the terms and conditions of the Agreement, (i) each Borrower is in complete compliance for the period ending with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except as noted below; provided however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes and with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Re Silverback Unqualified F/S	Annually, within 150 days of FYE	YES	NO
Borrowing Base Certificate, A/R & A/P Agings of Visionael, Power Steering and LMR Solutions	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by 12/31	YES	NO
Intellectual Property Report	Quarterly, within 30 days	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Availability under 2012 McDonald Note	Amount: $	N/A	N/A
Total amount of Borrowers’ cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes> $100,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions> $100,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements>$250,000 (Sect. 8.7)	Notify promptly upon notice	YES	NO
Judgments Settlements > $200,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED

Minimum Cash Amount	See Section 6.7(a)	$	YES	NO
Consolidated Fixed Charge Coverage Ratio	1.25 to 1.00	:1.00	YES	NO
Consolidated Indebtedness to Adjusted EBITDA Ratio	3.25 to 1.00	:1.00	YES	NO
EBITDA	$5,000,000	$	YES	NO

FINANCIAL COVENANTS*	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$600,000, individually or in aggregate	$	YES	NO
Permitted Indebtedness for credit cards	<$50,000	$	YES	NO
Permitted Investments for non-borrower subsidiaries	<$100,000	$	YES	NO
Permitted Investments for employee loans	<$100,000	$	YES	NO
Permitted Investments for joint ventures	<$100,000	$	YES	NO
Other Permitted Investments	<$100,000	$	YES	NO
Permitted Liens for equipment leases	<$600,000, individually or in aggregate	$	YES	NO
Permitted Transfers	<$100,000	$	YES	NO

*	-- On a per Borrower basis.

Exhibit D – Page 1

Please Enter Below Comments Regarding Violations and Exceptions to Representations and Warranties:

The undersigned further acknowledges that at any time Borrowers, or any of them, are not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

SILVERBACK ENTERPRISE GROUP, INC., for itself and on behalf of the

Borrowers party to that certain Loan and Security Agreement among Comerica Bank,

Silverback Enterprise Group, Inc., PowerSteering Software, Inc., Visionael

Corporation and LMR Solutions LLC

Authorized Signer
Name
Title

Exhibit D – Page 2

EXHIBIT F

Borrowing Base Certificate

SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND JOINDER

This Sixth Amendment to Loan and Security Agreement and Joinder (this “Amendment”) is entered into as of May 16, 2013, among COMERICA BANK (“Bank”), SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation (“Silverback”), VISIONAEL CORPORATION, a Delaware corporation (“Visionael”), POWERSTEERING SOFTWARE, INC., a Delaware corporation (“PowerSteering”), LMR SOLUTIONS LLC, a Delaware limited liability company (“LMR Solutions”, and collectively with Silverback, Visionael and PowerSteering, the “Prior Borrower Group”), MAREX GROUP, INC., a Nebraska corporation (“Marex”) and FILEBOUND SOLUTIONS, INC., a Florida corporation (“FileBound”, and collectively with the Prior Borrower Group and Marex, the “Borrowers” and each individually, a “Borrower”).

RECITALS

A. The Prior Borrower Group and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012, the Second Amendment to Loan and Security Agreement dated as of June 25, 2012, the Third Amendment to Loan and Security Agreement and Consent dated as of November 12, 2012, the Fourth Amendment to Loan and Security Agreement and Joinder dated as of December 3, 2012 and the Fifth Amendment to Loan and Security Agreement dated as of April 11, 2013 (as amended, “Agreement”).

B. The Prior Borrower Group and Bank are parties to that certain Prime Referenced Rate Addendum to Loan and Security Agreement dated as of March 5, 2012 (the “Interest Rate Addendum”).

C. Silverback acquired Marex and FileBound on May 16, 2013.

D. The Prior Borrower Group desire to join each of Marex and FileBound as a “Borrower” under the Agreement and the Interest Rate Addendum, and otherwise amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. By execution and delivery of this Amendment, each of Marex and FileBound shall, and does hereby become a party to the Agreement and the Interest Rate Addendum as a “Borrower” as if an original signatory thereto. Each of Marex and FileBound (a) acknowledges and agrees that it has read the Agreement, the Interest Rate Addendum and the other Loan Documents, (b) consents to all of the provisions of the Agreement, the Interest Rate Addendum and the Loan Documents relating to it, as applicable; and (c) acknowledges and agrees that this Amendment has been freely executed without duress and after an opportunity was provided to it for review of the Agreement, the Interest Rate Addendum, this Amendment and all other Loan Documents by competent legal counsel of its choice.

2. All references to “Borrower” in the Agreement, the Interest Rate Addendum and the other Loan Documents shall hereafter mean, individually and collectively, Silverback, Visionael, PowerSteering, LMR Solutions, Marex and FileBound.

3. Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in their entirety as follows:

“‘Adjusted EBITDA’ means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income for such fiscal period, plus (b) in each case to the extent deducted in the calculation of Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expenses of Borrowers, including without limit those expenses associated with granting stock options and restricted stock, plus (v) restructuring expenses incurred by Borrowers in connection with the acquisitions by Silverback of Visionael, PowerSteering and Tenrox Canada within twelve (12) months after the date of the consummation of the applicable acquisition in an aggregate amount not exceeding Two Million Two Hundred Thousand Dollars ($2,200,000), plus (vi) one-time transaction and restructuring expenses incurred by Borrowers in connection with the acquisition by Silverback of LMR Solutions within twelve (12) months after the date of the consummation of the acquisition in an aggregate amount not exceeding One Million Two Hundred Thousand Dollars ($1,200,000), plus (vii) one-time transaction and restructuring expenses incurred by Borrowers in connection with an acquisition and approved by Bank in writing, plus (viii) any net change in deferred revenue during such period, including without limitation deferred revenue of an acquired company that, due to the business combination, is not recognized as revenue of the acquiring company under GAAP, plus (ix) Borrowers’ expenses related to foreign exchange losses for such period, plus (x) one-time transaction and restructuring expenses incurred by Borrowers in connection with the acquisition by Silverback of Marex and FileBound within twelve (12) months after the date of the consummation of the acquisition in an aggregate amount not exceeding Eight Hundred Thousand Dollars ($800,000), and minus, to the extent added in computing Consolidated Net Income, and without duplication, (xi) non-cash tax credits for such period and (y) foreign exchange related gains, all as determined in accordance with GAAP other than with respect to clauses (v), (vi) and (vii) above. Adjusted EBITDA shall be calculated on a trailing four quarter basis for all testing periods commencing with the quarter ending March 31, 2013 and thereafter; provided however, with respect to any acquired company, Adjusted EBITDA shall be calculated on (A) as of the first measuring period ending after the date such acquired company was acquired (the ‘Acquisition Date’), a trailing four quarter basis, (B) as of the second measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the one fiscal quarter period ending as of such date, (C) as of the third measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the two fiscal quarter period ending as of such date, (D) as of the fourth measuring period ending after the Acquisition Date, an annualized basis and the relevant period of determination shall be the three fiscal quarter period ending as of such date, and (E) as of the fifth measuring period ending after the Acquisition Date, and for each measuring period thereafter, a trailing four quarter basis.”

“‘FileBound’ means FileBound Solutions, Inc., a Florida corporation.”

“‘FileBound Sellers’ means, collectively, Mark Creglow, Rex Lamb, Vicki Lamb, Sean Nathaniel and Dan Young.”

“‘Marex’ means Marex Group, Inc., a Nebraska corporation.”

“‘FileBound Sellers’ Notes’ means, collectively, the promissory notes, each dated May 16, 2013, in the aggregate amount of $3,500,000, payable by Silverback to FileBound Sellers, which indebtedness constitutes Subordinated Debt.”

2

“‘Minimum Cash Amount’ means the following amounts during the following respective periods:

Period	Minimum Cash
Fifth Amendment Date through and including June 29, 2013	$1,150,000
June 30, 2013 through and including September 29, 2013	$1,300,000
September 30, 2013 through and including the earlier of (i) date of payment of the Holdback Amount and (ii) December 30, 2013	$1,450,000
Date of payment of the Holdback Amount through and including March 30, 2014	$1,000,000
March 31, 2014 through and including June 29, 2014	$1,375,000
June 30, 2014 through and including	$1,750,000
September 29, 2014 September 30, 2014 through and including the earlier of (i) date of repayment of the Sellers’ Notes (ii) and December 30, 2014	$2,875,000

December 31, 2014 through and including March 30, 2015	$2,500,000
March 31, 2015 through and including the earlier of (i) date of repayment of $3,000,000 of principal due under the FileBound Sellers’ Notes and (ii) June 29, 2015	$3,250,000
June 30, 2015 through and including September 29, 2015	$1,000,000
September 30, 2015 through and including December 30, 2015	$1,125,000
December 31, 2015 through and including March 30, 2016	$1,250,000
March 31, 2015 through and including the date of repayment of the remaining $500,000 of principal due under the FileBound Sellers’ Notes.	$1,375,000
Date of repayment of the remaining $500,000 of principal due under the FileBound Sellers’ Notes and thereafter	$1,000,000”

4. Subsection (c) of the definition of “Permitted Indebtedness” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Indebtedness of Borrowers, or any of them, individually or in the aggregate, in an amount not to exceed One Million Dollars ($1,000,000.00) in any fiscal year secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;”

5. Section 6.2(a) of the Agreement is amended and restated in its entirety to read as follows:

“(a) Within thirty (30) days after the last day of each month, Visionael, Power Steering, LMR Solutions, Marex and FileBound shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit F hereto, together with aged listings by invoice date of their respective accounts receivable and accounts payable.”

3

6. Section 6.7 of the Agreement is amended and restated in its entirety to read as follows:

“6.7 Financial Covenants.

(a) Minimum Cash. Silverback shall maintain at all times, on a consolidated basis with its consolidated Subsidiaries, including, without limitation PowerSteering, Visionael, LMR Solutions, Tenrox Canada, Tenrox US, Marex and FileBound, Cash at Bank of not less than the Minimum Cash Amount. Notwithstanding the foregoing, the balance of Silverback’s and its consolidated Subsidiaries’ Cash maintained in accounts at Bank located in the United States shall be at least $500,000 at all times.

Each Borrower authorizes Bank to decline to honor any drafts upon such Borrower’s accounts with Bank or any requests by such Borrower or any other Person to pay or otherwise transfer any part of funds held in such accounts if (i) the aggregate balance of such accounts is less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time, or (ii) honoring such drafts or requests would cause the aggregate balance of such accounts to be, less than the Minimum Cash Amount in effect under this Section 6.7(a) at such time.

(b) Fixed Charge Coverage Ratio. Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK, Visionael, Marex, FileBound and LMR Solutions, as of the last day of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00.

(c) Indebtedness to Adjusted EBITDA Ratio. Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK, Visionael, Marex, FileBound and LMR Solutions, as of the last day of each fiscal quarter, a ratio of (i) all Indebtedness of Silverback and its consolidated Subsidiaries to (ii) Adjusted EBITDA of not more than 3.75 to 1.00.

(d) EBITDA. Silverback shall maintain on a consolidated basis with its consolidated Subsidiaries, including, without limitation Tenrox Canada, Tenrox US, PowerSteering, PowerSteering UK, Visionael and LMR Solutions, EBITDA of not less than $5,000,000; provided, that if any Borrower acquires any other Persons after the Fifth Amendment Date, Bank reserves the right to reset the amount set forth in this section for the fiscal year ending December 31, 2014.”

7. Exhibit D to the Agreement is deleted and replaced with Exhibit D attached hereto.

8. The Schedule of Exceptions to the Agreement is amended as set forth on the Amendment to Schedule of Exceptions attached hereto.

9. Schedule 1 to the Agreement is deleted and replaced with Schedule 1 attached hereto.

10. Notwithstanding anything to the contrary set forth in the Agreement, on or before June 16, 2013, Borrower shall deliver to Bank lessor’s acknowledgment and subordination agreements, in form and substance satisfactory to Bank, duly executed by the lessors of the properties commonly known as (a) 1701 Cushman Drive, Lincoln, Nebraska 68512 and (b) 11080 CirclePoint Road, Suite 120, Westminster, Colorado 80020.

11. Notwithstanding anything to the contrary set forth in the Agreement, on or before the date that is ninety (90) days after the date hereof, Marex and Filebound shall maintain all of their depostory and operating accounts with Bank and their investment accounts with Bank or Bank’s Affliliates covered by a control agreement in form and substance reasonably acceptable to Bank.

12. Notwithstanding anything to the contrary set forth in the Agreement, on or before June 16, 2013, Borrower shall deliver to Bank original stock certificates of Marex and FileBound reflecting Silverback as the owner, and one stock or bond assignment executed in blank, per stock certificate.

13. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4

14. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

15. Each Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that such Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to such Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise. EACH BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

16. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

17. This Amendment is being executed by Borrowers outside the State of Florida and will be delivered to Bank outside the State of Florida and no documentary stamp taxes or intangible personal property taxes are required under the above circumstances.

18. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment and related documents;

(c) Intellectual Property Security Agreements, executed by each of Marex and FileBound;

(d) Agreements to Furnish Insurance, executed by each of Marex and FileBound;

(e) a Subordination Agreement, executed by Mark Creglow, Rex Lamb, Vicki Lamb, Sean Nathaniel and Dan Yount;

(f) an Amendment to and Affirmation of Subordination Agreement, executed by Joseph Larscheid and Cheryl Larscheid;

(g) an Amendment to and Affirmation of Guaranty Documents, executed by Tenrox US;

(h) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;

(i) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(j) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

19. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

5

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

SILVERBACK ENTERPRISE GROUP, INC.

By:
Name:
Title:

VISIONAEL COPRORATION

By:
Name:
Title:

POWERSTEERING SOFTWARE, INC.

By:
Name:
Title:

LMR SOLUTIONS LLC

By:
Name:
Title:

MAREX GROUP, INC.

By:
Name:
Title:

[Continued on Following Page]

[Signature Page to Sixth Amendment to Loan and Security Agreement and Joinder (1302462)]

FILEBOUND SOLUTIONS, INC.

By:
Name:
Title:

“Bank”

COMERICA BANK

By:
Name:
Title:

[Signature Page to Sixth Amendment to Loan and Security Agreement and Joinder (1302462)]

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 300 W. Sixth St., Suite 2250
Austin, TX 78701
Fax: (512) 427-7178
EMAIL: tlstxcompliance@comerica.com

FROM: SILVERBACK ENTERPRISE GROUP, INC., VISIONAEL CORPORATION, POWERSTEERING SOFTWARE, INC., LMR SOLUTIONS LLC, MAREX GROUP, INC. and FILEBOUND SOLUTIONS, INC.

The undersigned authorized Officer of                                      (“Borrower”), for itself and on behalf of all other Borrowers party to that certain Loan and Security Agreement dated as of March 5, 2012, among Borrowers and Bank (as amended, the “Agreement”) hereby certifies that in accordance with the terms and conditions of the Agreement, (i) each Borrower is in complete compliance for the period ending with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except as noted below; provided however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes and with respect to unaudited financial statements, for the absence of footnotes and subject to year-end adjustments.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Re Silverback Unqualified F/S	Annually, within 150 days of FYE	YES	NO
Borrowing Base Certificate, A/R & A/P Agings of Visionael, Power Steering, LMR Solutions, Marex and FileBound	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by 12/31	YES	NO
Intellectual Property Report	Quarterly, within 30 days	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Availability under 2012 McDonald Note	Amount: $	N/A	N/A
Total amount of Borrowers’ cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes> $100,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions> $100,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements>$250,000 (Sect. 8.7)	Notify promptly upon notice	YES	NO
Judgments Settlements > $200,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED

Minimum Cash Amount	See Section 6.7(a)	$	YES	NO
Consolidated Fixed Charge Coverage Ratio	1.25 to 1.00	:1.00	YES	NO
Consolidated Indebtedness to Adjusted EBITDA Ratio	3.75 to 1.00	:1.00	YES	NO
EBITDA	$5,000,000	$	YES	NO

FINANCIAL COVENANTS*	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$1,000,000, individually or in aggregate	$	YES	NO
Permitted Indebtedness for credit cards	<$50,000	$	YES	NO
Permitted Investments for non-borrower subsidiaries	<$100,000	$	YES	NO
Permitted Investments for employee loans	<$100,000	$	YES	NO
Permitted Investments for joint ventures	<$100,000	$	YES	NO
Other Permitted Investments	<$100,000	$	YES	NO
Permitted Liens for equipment leases	<$1,000,000, individually or in aggregate	$	YES	NO
Permitted Transfers	<$100,000	$	YES	NO

*	-- On a per Borrower basis.

Please Enter Below Comments Regarding Violations and Exceptions to Representations and Warranties:

The undersigned further acknowledges that at any time Borrowers, or any of them, are not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

SILVERBACK ENTERPRISE GROUP, INC., for itself and on behalf of the

Borrowers party to that certain Loan and Security Agreement among Comerica Bank,

Silverback Enterprise Group, Inc., PowerSteering Software, Inc., Visionael

Corporation, LMR Solutions LLC, Marex Group, Inc. and FileBound Solutions, Inc.

Authorized Signer
Name
Title

SEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND JOINDER

This Seventh Amendment to Loan and Security Agreement and Joinder (this “Amendment”) is entered into as of December 6, 2013, among COMERICA BANK (“Bank”), UPLAND SOFTWARE, INC., a Delaware corporation f/k/a Silverback Enterprise Group, Inc. (“Upland”), POWERSTEERING SOFTWARE, INC., a Delaware corporation (“PowerSteering”), MAREX GROUP, INC., a Nebraska corporation (“Marex”), FileBound Solutions, Inc., a Florida corporation (“FileBound”), LMR SOLUTIONS LLC, a Delaware limited liability company (“LMR Solutions”, and collectively with Upland, Marex, Filebound and PowerSteering, together with Visionael Corporation, Inc., a Delaware corporation (“Visionael”), the “Prior Borrower Group”), COMSCI, LLC, a New Jersey limited liability company (“ComSci, LLC”) and COMSCI, INC., a Delaware corporation (“ComSci”, and collectively with the Prior Borrower Group, the “Borrowers” and each individually, a “Borrower”).

RECITALS

A. The Prior Borrower Group and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012, the Second Amendment to Loan and Security Agreement dated as of June 25, 2012, the Third Amendment to Loan and Security Agreement and Consent dated as of November 12, 2012, the Fourth Amendment to Loan and Security Agreement and Joinder dated as of December 3, 2012, the Fifth Amendment to Loan and Security Agreement dated as of April 11, 2013 and Sixth Amendment to Loan and Security Agreement and Joinder dated as of May 16, 2013 (as amended, “Agreement”).

B. The Prior Borrower Group and Bank are parties to that certain Prime Referenced Rate Addendum to Loan and Security Agreement dated as of March 5, 2012 (the “Interest Rate Addendum”).

C. On November 13, 2013, Upland filed an Amended and Restated Certificate of Incorporation of Silver Back Enterprise Group, Inc., which provides for a change in the name of Upland from Silverback Enterprise Group, Inc. to Upland Software, Inc. (the “Amendment”). The Amendment was filed with the Secretary of State of the State of Delaware.

D. On November 7, 2013, a subsidiary of Upland, ComSci, Inc., a Delaware corporation (“ComSci”), acquired all of the membership interests of ComSci, LLC, a New Jersey limited liability company (“ComSci, LLC”).

E. The Prior Borrower Group requests that Bank consent to the Amendment, release Visionael as a Borrower under the Agreement and the other applicable Loan Documents, and the Prior Borrower Group desire to join ComSci and ComSci, LLC, each as a “Borrower” under the Agreement and the Interest Rate Addendum, and otherwise amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. By execution and delivery of this Amendment, each of ComSci and ComSci, LLC shall, and does hereby become a party to the Agreement and the Interest Rate Addendum as a “Borrower” as if an original signatory thereto (the “Joinder”). ComSci and ComSci, LLC each (a) acknowledge and agree that it has read the Agreement, the Interest Rate Addendum and the other Loan Documents; (b) consents to all of the provisions of the Agreement, the Interest Rate Addendum and the Loan Documents relating to it, as applicable; and (c) acknowledges and agrees that this Amendment has been freely executed without duress and after an opportunity was provided to it for review of the Agreement, the Interest Rate Addendum, this Amendment and all other Loan Documents by competent legal counsel of its choice.

2. All references to “Borrower” in the Agreement, the Interest Rate Addendum and the other Loan Documents shall hereafter mean, individually and collectively, Upland, Marex, PowerSteering, LMR Solutions, FileBound, ComSci, LLC and ComSci.

3. All references to “Silverback Enterprise Group, Inc.” shall refer to Upland Software, Inc.

4. All references to “Visionael” and “Visionael Corporation” shall hereafter be deleted and Visionael is hereby released from all of its obligations as a Borrower under the Agreement and applicable Loan Documents.

5. Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) or amending and restating the following terms to read in their entirety as follows:

“‘ComSci’ means ComSci, Inc., a Delaware corporation.”

“‘ComSci, LLC’ means ComSci, LLC, a New Jersey limited liability company.”

6. Subsection (c) of the definition of “Permitted Indebtedness” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Indebtedness of Borrowers, or any of them, individually or in the aggregate, in an amount not to exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) in any fiscal year secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;”

7. Subsection (c) of the definition of “Permitted Liens” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c)	Liens securing obligations of Borrowers or any of its Subsidiaries, or any of them, individually or in the aggregate, not to exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) (i) upon or in any Equipment acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;”

8. The Schedule of Exceptions to the Agreement is amended as set forth on the Amendment to Schedule of Exceptions attached hereto.

9. Schedule 1 to the Agreement is deleted and replaced with Schedule 1 attached hereto.

10. Notwithstanding anything to the contrary set forth in the Agreement, on or before January __, 2014, if required pursuant to Section 7.10 of the Agreement, ComSci, LLC shall deliver to Bank a lessor’s acknowledgment and subordination agreement, in form and substance satisfactory to Bank, duly executed by the lessor of the property commonly known as [485B Route 1 South, Suite 100, Iselin, New Jersey 08830.

11. Notwithstanding anything to the contrary set forth in the Agreement, on or before the date that is ninety (90) days after the date hereof, ComSci and ComSci, LLC shall maintain all of their depository and operating accounts with Bank and their investment accounts with Bank or Bank’s Affiliates covered by a control agreement in form and substance reasonably acceptable to Bank

12. Notwithstanding anything to the contrary set forth in the Agreement, on or before the date that is thirty (30) days after the date hereof, Upland shall deliver to Bank original stock certificates of ComSci reflecting Upland as the owner, and one stock or bond assignment executed in blank, per stock certificate.

13. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

14. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

2

15. Each Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that such Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to such Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise. EACH BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

16. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

17. This Amendment is being executed by Borrowers outside the State of Florida and will be delivered to Bank outside the State of Florida and no documentary stamp taxes or intangible personal property taxes are required under the above circumstances.

18. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment and related documents;

(c) Intellectual Property Security Agreements, executed by each of ComSci and ComSci, LLC;

(d) Agreements to Furnish Insurance, executed by each of ComSci and ComSci, LLC;

(e) an Amendment to and Affirmation of Subordination Agreement, executed by Mark Creglow, Rex Lamb, Vicki Lamb, Sean Nathaniel and Dan Yount;

(f) an Amendment to and Affirmation of Subordination Agreement, executed by Joseph Larscheid and Cheryl Larscheid;

(g) an Amendment to and Affirmation of Guaranty Documents, executed by Tenrox US;

(h) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;

(i) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(j) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

19. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

UPLAND SOFTWARE, INC., f/k/a Silverback Enterprise Group, Inc.

By:
Name:
Title:

POWERSTEERING SOFTWARE, INC.

By:
Name:
Title:

LMR SOLUTIONS LLC

By:
Name:
Title:

FILEBOUND SOLUTIONS, INC.

By:
Name:
Title:

MAREX GROUP, INC.

By:
Name:
Title:

[Signature Page to Seventh Amendment to Loan and Security Agreement and Joinder (3041881)]

COMSCI, LLC

By:
Name:
Title:

COMSCI, INC.

By:
Name:
Title:

“Bank”

COMERICA BANK

By:
Name:
Title:

[Signature Page to Seventh Amendment to Loan and Security Agreement and Joinder (3041881)]

EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND JOINDER

This Eighth Amendment to Loan and Security Agreement and Joinder (this “Amendment”) is entered into as of March 19, 2014, among COMERICA BANK (“Bank”), COMSCI, LLC, a New Jersey limited liability company (“ComSci, LLC”) and COMSCI, INC., a Delaware corporation (“ComSci”), UPLAND SOFTWARE, INC., a Delaware corporation f/k/a Silverback Enterprise Group, Inc. (“Upland”), POWERSTEERING SOFTWARE, INC., a Delaware corporation (“PowerSteering”), FILEBOUND SOLUTIONS, INC., a Nebraska corporation fka Marex Group, Inc., a Nebraska corporation, successor by merger to FileBound Solutions, Inc., a Florida corporation (“FileBound”), LMR SOLUTIONS LLC, a Delaware limited liability company (“LMR Solutions”, and collectively with Upland, FileBound, PowerSteering, ComSci, LLC, and ComSci, the “Prior Borrower Group”), and CLICKABILITY, INC., a Delaware corporation (“Clickability”, and collectively with the Prior Borrower Group, the “Borrowers” and each individually, a “Borrower”).

RECITALS

A. The Prior Borrower Group and Bank are parties to that certain Loan and Security Agreement dated as of March 5, 2012, as amended by the First Amendment to Loan and Security Agreement dated May 31, 2012, the Second Amendment to Loan and Security Agreement dated as of June 25, 2012, the Third Amendment to Loan and Security Agreement and Consent dated as of November 12, 2012, the Fourth Amendment to Loan and Security Agreement and Joinder dated as of December 3, 2012, the Fifth Amendment to Loan and Security Agreement dated as of April 11, 2013, the Sixth Amendment to Loan and Security Agreement and Joinder dated as of May 16, 2013 and the Seventh Amendment to Loan and Security Agreement and Joinder dated as of December 6, 2013 (as amended, the “Agreement”).

B. The Prior Borrower Group and Bank are parties to that certain Prime Referenced Rate Addendum to Loan and Security Agreement dated as of March 5, 2012 (the “Interest Rate Addendum”).

C. On December 23, 2013, Upland acquired all of the equity interests of Clickability.

D. Effective December 31, 2013, (i) Marex Group, Inc., a Nebraska corporation and FileBound Solutions, Inc., a Florida corporation merged with Marex Group, Inc., a Nebraska corporation as the surviving entity, and (ii) Marex Group, Inc., a Nebraska corporation changed its name to FileBound Solutions, Inc., a Nebraska corporation.

E. The Prior Borrower Group desire to join Clickability as a “Borrower” under the Agreement and the Interest Rate Addendum, and otherwise amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. By execution and delivery of this Amendment, Clickability shall, and does hereby become a party to the Agreement and the Interest Rate Addendum as a “Borrower” as if an original signatory thereto (the “Joinder”). Clickability (a) acknowledges and agrees that it has read the Agreement, the Interest Rate Addendum and the other Loan Documents; (b) consents to all of the provisions of the Agreement, the Interest Rate Addendum and the Loan Documents relating to it, as applicable; and (c) acknowledges and agrees that this Amendment has been freely executed without duress and after an opportunity was provided to it for review of the Agreement, the Interest Rate Addendum, this Amendment and all other Loan Documents by competent legal counsel of its choice.

2. All references to “Borrower” in the Agreement, the Interest Rate Addendum and the other Loan Documents shall hereafter mean, individually and collectively, Upland, PowerSteering, LMR Solutions, FileBound, ComSci, LLC, ComSci and Clickability.

3. Exhibit A to the Agreement is hereby amended by adding (in the appropriate alphabetical order) the following term to read in its entirety as follows:

“‘Clickability’ means Clickability, Inc., a Delaware corporation.”

4. Subsection (c) of the definition of “Permitted Indebtedness” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Indebtedness of Borrowers, or any of them, individually or in the aggregate, in an amount not to exceed Two Million Dollars ($2,000,000.00) in any fiscal year secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness.”

5. Subsection (c) of the definition of “Permitted Liens” in Exhibit A of the Agreement is amended and restated to read in its entirety as follows:

“(c) Liens securing obligations of Borrowers or any of its Subsidiaries, or any of them, individually or in the aggregate, not to exceed Two Million Dollars ($2,000,000.00) (i) upon or in any Equipment acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon and the proceeds of such Equipment.”

6. The Schedule of Exceptions to the Agreement is amended as set forth on the Amendment to Schedule of Exceptions attached hereto.

7. Schedule 1 to the Agreement is deleted and replaced with Schedule 1 attached hereto.

8. Pursuant to Section 7.2 of the Agreement, no Borrower may change its name without thirty (30) days prior written notification to Bank. Borrowers have informed Bank that several Borrowers intend to change their name within thirty (30) days after the date of this Amendment (each a “Name Change” and collectively, “Name Changes”). Notwithstanding any provisions of the Loan Documents to the contrary, Borrowers requested that Bank consent to the Name Changes. Bank hereby consents to any Name Changes that occur on or before the date that is thirty (30) days after the date of this Amendment; provided, that, Borrowers (a) provide to Bank in writing the new names of the applicable Borrowers not later than seven (7) days prior to the occurrence of any Name Change, and (b) execute and/or deliver to Bank all documents that Bank shall reasonably request in connection therewith.

9. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

10. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

2

11. Each Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that such Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to such Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise. EACH BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

12. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

13. This Amendment is being executed by Borrowers outside the State of Florida and will be delivered to Bank outside the State of Florida and no documentary stamp taxes or intangible personal property taxes are required under the above circumstances.

14. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrowers;

(b) an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment and related documents;

(c) an Intellectual Property Security Agreement, executed by Clickability;

(d) an Agreement to Furnish Insurance, executed by Clickability;

(e) an Amendment to and Affirmation of Subordination Agreement, executed by Mark Creglow, Rex Lamb, Vicki Lamb, Sean Nathaniel and Dan Yount;

(f) an Amendment to and Affirmation of Subordination Agreement, executed by Joseph Larscheid and Cheryl Larscheid;

(g) an Amendment to and Affirmation of Guaranty Documents, executed by Tenrox US;

(h) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;

(i) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(j) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

15. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

“Borrowers”

UPLAND SOFTWARE, INC., f/k/a Silverback Enterprise Group, Inc.

By:
Name:
Title:

POWERSTEERING SOFTWARE, INC.

By:
Name:
Title:

LMR SOLUTIONS LLC
By:
Name:
Title:

FILEBOUND SOLUTIONS, INC., f/k/a Marex Group, Inc., successor by merger to FileBound
Solutions, Inc., a Florida corporation

By:
Name:
Title:

COMSCI, LLC

By:
Name:
Title:

[Signature Page to Eighth Amendment to Loan and Security Agreement and Joinder (3218612)]

COMSCI, INC.

By:
Name:
Title:

CLICKABILITY, INC.

By:
Name:
Title:

“Bank”

COMERICA BANK

By:
Name:
Title:

[Signature Page to Eighth Amendment to Loan and Security Agreement and Joinder (3218612)]